SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549





                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):            February 15, 1999
                                                             -----------------



                       Chrysler Financial Company L.L.C.
------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



     Michigan                  1-5966                     52-2109803
---------------------- --------------------- ---------------------------------
 (State or Other            (Commission               (I.R.S. Employer
 Jurisdiction of            File Number)             Identification No.)
 Incorporation)



                   27777 Franklin Road, Southfield, MI 48034
------------------------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)



Registrant's telephone number, including area code:        (248) 948-3067
                                                           -------------------



                                      N/A
------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report.)

     Item 5. Other Events.

          As of February 15, 1999, DaimlerChrysler AG, the ultimate parent of Chrysler Financial Company L.L.C. (the "Company"), has unconditionally and irrevocably guaranteed (the "Guarantee") punctual and full payment of the entire principal of (and premium, if any) and interest, if any, on all debt securities of the Company ("Debt Securities") that are the subject of an (i) indenture, dated as of June 15, 1984, as supplemented from time to time, by and between the Company and United States Trust Company of New York, as successor trustee (the "Trustee") (the "1984 Indenture"), (ii) indenture, dated as of September 15, 1986, as supplemented from time to time, by and between the Company and the Trustee (the "1986 Indenture") and (iii) indenture, dated as of February 15, 1988, as supplemented from time to time, by and between the Company and the Trustee (the "1988 Indenture" and, together with the 1984 Indenture and the 1986 Indenture, the "Indentures").

          The Company has approximately $9,199,735,000 in aggregate principal amount of Debt Securities outstanding that have been issued under the Indentures and registered under registration statements (Reg. Nos. 33-64179 and 333-49647) filed by the Company and declared effective by the Securities and Exchange Commission under the Securities Act of 1933.

          In order to provide for the Guarantee of the Debt Securities, the Company, the Trustee and DaimlerChrysler AG have entered into a (i) Fifth Supplemental Indenture, dated as of February 15, 1999 to the 1984 Indenture, (ii) Second Supplemental Indenture, dated as of February 15, 1999 to the 1986 Indenture and (iii) Fifth Supplemental Indenture, dated as of February 15, 1999 to the 1988 Indenture.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a) Not applicable.

          (b) Not applicable.

          (c) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K:

                  Description                                        Exhibit No.
                  -----------                                        ----------

     Fifth Supplemental Indenture by and among Chrysler                   4.1
     Financial Company L.L.C., DaimlerChrysler AG and United
     States Trust Company of New York, as successor Trustee, dated as of February 15, 1999 to the Indenture, dated as of June 15, 1984.

     Second Supplemental Indenture by and among Chrysler                  4.2
     Financial Company L.L.C., DaimlerChrysler AG and United
     States Trust Company of New York, as successor Trustee, dated February 15, 1999 to the Indenture, dated as of September 15, 1986.

     Fifth Supplemental Indenture by and among Chrysler                   4.3
     Financial Company L.L.C., DaimlerChrysler AG and United
     States Trust Company of New York, as successor Trustee, dated February 15, 1999 to the Indenture, dated as of February 15, 1988.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            CHRYSLER FINANCIAL COMPANY L.L.C.




                                            By:  /s/ B.C. Babbish
                                                 -----------------------
                                                 B. C. Babbish
                                                 Assistant Secretary


Dated: February 16, 1999

                                 EXHIBIT INDEX

                       Description                                   Exhibit No.
                       -----------                                   -----------

     Fifth Supplemental Indenture by and among Chrysler                 4.1
     Financial Company L.L.C., DaimlerChrysler AG and United
     States Trust Company of New York, as successor Trustee, dated as of February 15, 1999 to the Indenture, dated as of June 15, 1984.

     Second Supplemental Indenture by and among Chrysler                4.2
     Financial Company L.L.C., DaimlerChrysler AG and United
     States Trust Company of New York, as successor Trustee, dated February 15, 1999 to the Indenture, dated as of September 15, 1986.

     Fifth Supplemental Indenture by and among Chrysler                 4.3
     Financial Company L.L.C., DaimlerChrysler AG and United
     States Trust Company of New York, as successor Trustee, dated February 15, 1999 to the Indenture, dated as of February 15, 1988.




                                                                     Exhibit 4.1


                       CHRYSLER FINANCIAL COMPANY L.L.C.

                                       TO

                    UNITED STATES TRUST COMPANY OF NEW YORK,

                              AS SUCCESSOR TRUSTEE

                          FIFTH SUPPLEMENTAL INDENTURE
                         DATED AS OF FEBRUARY 15, 1999

                            SUPPLEMENT TO INDENTURE
                           DATED AS OF JUNE 15, 1984


                             SENIOR DEBT SECURITIES

                        GUARANTEE BY DAIMLERCHRYSLER AG


                               Table of Contents

                                                                       Table of Contents

                                                                                                               Page

                                                                     Article One

                                               DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
Section 1.1       Definitions.....................................................................................2
Section 1.2       Effect of Headings..............................................................................2
Section 1.3       Successors and Assigns..........................................................................2
Section 1.4       Severability Clause.............................................................................2
Section 1.5       Benefits of Fifth Supplemental Indenture........................................................2
Section 1.6       Governing Law...................................................................................2
Section 1.7       Effectiveness...................................................................................3
Section 1.8       Counterparts....................................................................................3

                                                                     Article Two

                                               DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 2.1       Amendment to Section 101 "Definitions"..........................................................3
Section 2.2       Amendment to Section 102 "Compliance Certificate and Opinions"..................................4
Section 2.3       Amendment to Section 103 "Form of Documents Delivered to Trustee"...............................5
Section 2.4       Amendment to Section 104 "Acts of Holders"......................................................5
Section 2.5       Amendment to Section 105 "Notices, etc..........................................................5
Section 2.6       Amendment to Section 109 "Successors and Assigns"...............................................5
Section 2.7       New Section 114 "Appointment of Agent for Service"..............................................5
Section 2.8       Applicability of Inclusion of References to Guarantor...........................................7

                                                                    Article Three

                                                                 DEBT SECURITY FORMS

Section 3.1       Amendment to Section 201 "Forms Generally"......................................................7
Section 3.2       Amendment to Section 202 "Forms of Debt Securities".............................................7

                                                                     Article Four

                                                                 THE DEBT SECURITIES

Section 4.1       Amendment to Section 301 "Amount Unlimited; Issuable in Series".................................7
Section 4.2       Amendment to Section 303 "Execution, Authentication, Delivery and
                   Dating"........................................................................................8
Section 4.3       Amendment to Section 304 "Temporary Debt Securities"............................................8
Section 4.4       Amendment to Section 305 "Registration; Registration of Transfer and
                  Exchange".......................................................................................8
Section 4.5       Amendment to Section 306 "Mutilated, Destroyed, Lost and Stolen Debt
                  Securities".....................................................................................8
Section 4.6       Amendment to Section 307 "Payment of Interest; Interest Rights
                  Preserved"......................................................................................9
Section 4.7       Amendment to Section 308 "Persons Deemed Owners"................................................9
Section 4.8       Amendment to Section 309 "Cancellation".........................................................9

                                                                     Article Five

                                                              SATISFACTION AND DISCHARGE

Section 5.1       Amendment to Section 401 "Satisfaction and Discharge of Indenture"..............................9
Section 5.2       Amendment to Section 402 "Application of Trust Money"...........................................9

                                                                     Article Six

                                                                       REMEDIES

Section 6.1       Amendment to Section 501 "Events of Default"....................................................9
Section 6.2       Amendment to Section 502 "Acceleration of Maturity; Rescission and
                  Annulment".....................................................................................10
Section 6.3       Amendment to Section 503 "Collection of Indebtedness and Suits for
                  Enforcement by Trustee"........................................................................10
Section 6.4       Amendment to Section 504 "Trustee May File Proofs of Claim"....................................10
Section 6.5       Amendment to Section 509 "Restoration of Rights and Remedies"..................................10
Section 6.6       Amendment to Section 515 "Waiver of Stay or Extension Laws"....................................10

                                                                    Article Seven

                                                                     THE TRUSTEE

Section 7.1       Amendment to Section 603 "Certain Rights of Trustee"...........................................10
Section 7.2       Amendment to Section 604 "Not Responsible for Recitals or Issuance of
                  Debt Securities"...............................................................................11
Section 7.3       Amendment to Section 605 "May Hold Debt Securities"............................................11
Section 7.4       Amendment to Section 606 "Money Held in Trust".................................................11
Section 7.5       Amendment to Section 607 "Compensation and Reimbursement"......................................11
Section 7.6       Amendment to Section 608 "Disqualification; Conflicting Interests".............................11
Section 7.7       Amendment to Section 610 "Resignation and Removal; Appointment of
                  Successor".....................................................................................11
Section 7.8       Amendment to Section 611 "Acceptance of Appointment by Successor"..............................11
Section 7.9       Amendment to Section 613 "Preferential Collection of Claims Against
                  Company".......................................................................................12

                                                                    Article Eight

                                                  HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 8.1       Amendment to Title of Article..................................................................12
Section 8.2       Amendment to Section 701 "Company to Furnish Trustee Names and
                  Addresses of Holders"..........................................................................12
Section 8.3       Amendment to Section 702 "Preservation of Information;
                  Communications to Holders".....................................................................12
Section 8.4       Amendment to Section 703 "Reports by Trustee"..................................................12
Section 8.5       Amendment to Section 704 "Reports by Company"..................................................12

                                                                     Article Nine

                                                 CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 9.1       Amendment to Section 801 "Company May Consolidate, etc.........................................13
Section 9.2       Amendment to Section 802 "Successor Corporation Substituted"...................................13

                                                                     Article Ten

                                                               SUPPLEMENTAL INDENTURES

Section 10.1      Amendment to Section 901 "Supplemental Indentures Without Consent of
                  Holders".......................................................................................13
Section 10.2      Amendment to Section 902 "Supplemental Indentures with Consent of
                  Holders".......................................................................................14
Section 10.3      Amendment to Section 906 "Reference in Debt Securities to Supplemental
                  Indentures"....................................................................................14

                                                                    Article Eleven

                                                                      COVENANTS

Section 11.1      Amendment to Section 1002 "Maintenance of Office or Agency"....................................14
Section 11.2      Amendment to Section 1003 "Money for Debt Securities Payments to Be
                  Held in Trust".................................................................................14
Section 11.3      Amendment to Section 1011 "Waiver of Certain Covenants"........................................15

                                                                    Article Twelve

                                                            REDEMPTION OF DEBT SECURITIES

Section 12.1      Amendment to Section 1103 "Selection by Trustee of Debt Securities to
                  be Redeemed"...................................................................................15
Section 12.2      Amendment to Section 1105 "Deposit of Redemption Price"........................................15
Section 12.3      Amendment to Section 1106 "Debt Securities Payable on Redemption
                  Date"..........................................................................................15
Section 12.4      Amendment to Section 1107 "Debt Security Redeemed in Part".....................................15

                                                                   Article Thirteen

                                                                    SINKING FUNDS

Section 13.1      Amendment to Section 1202 "Satisfaction of Sinking Fund Payments with
                  Debt Securities"...............................................................................15

                                                                   Article Fourteen

                                                                      GUARANTEES

Section 14.1      New Article Thirteen...........................................................................16



         FIFTH SUPPLEMENTAL INDENTURE, dated as of February 15, 1999, among, CHRYSLER FINANCIAL COMPANY L.L.C., a Michigan limited liability company (the 979721427"Company"), having its principal place of business at 27777 Franklin Road, Southfield, Michigan 48034, DAIMLERCHRYSLER AG, a German corporation in its capacity as guarantor of the securities issued by the Company (the
"Guarantor"), and UNITED STATES TRUST COMPANY OF NEW YORK, a New York corporation, as successor trustee (the "Trustee"), having its Corporate Trust Office at 114 West 47th Street, New York, New York 10036, as Trustee under the indenture of the Company (the "Indenture") dated as of June 15, 1984, as heretofore amended and supplemented by the First Supplemental Indenture dated as of July 15, 1984, the Second Supplemental Indenture dated as of June 15, 1984, the Third Supplemental Indenture dated as of August 24, 1995, and the Fourth Supplemental Indenture dated as of October 1, 1998.

                                    RECITALS

         WHEREAS, the Indenture provides that the Company and the Trustee may, without the consent of any Holders, at any time and from time to time, enter into one or more supplemental indentures, in form satisfactory to the Trustee, for the purpose of supplementing the provisions of the Indenture with respect to matters that are not inconsistent with any provision of the Indenture, provided that such provisions shall not adversely affect the interests of the Holders of the Debt Securities in any material respect.

         WHEREAS, on November 10, 1998, Chrysler Corporation (which later changed its name to DaimlerChrysler Corporation), the direct parent of the Company, became a direct, wholly-owned subsidiary of the Guarantor.

         WHEREAS, the Company desires to obtain an exemption from the requirements of filing with the Securities and Exchange Commission an annual report and such periodic information, documents and other reports as are required by Sections 13 and 15(d) of the Securities Exchange Act of 1934 with respect to the Company during and for its current fiscal year and thereafter, and for that purpose the Company and the Guarantor are willing to supplement the provisions of the Indenture by adding thereto the Guarantee set forth in this Fifth Supplemental Indenture pursuant to Article Nine of the Indenture. Such Guarantee is for the benefit, and will not adversely affect the interests, of the Holders of Outstanding Securities.

         WHEREAS, the Company and the Guarantor have each duly authorized the execution and delivery of this Fifth Supplemental Indenture, and all things necessary have been done to make this Fifth Supplemental Indenture a valid agreement of the Company and the Guarantor, in accordance with its terms.

         NOW, THEREFORE, THIS FIFTH SUPPLEMENTAL INDENTURE WITNESSETH:

         For and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Company's Debt Securities, as follows:


                                  ARTICLE ONE

                       DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICATION

SECTION 1.1     Definitions.

         For all purposes of the Indenture and this Fifth Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          1. The terms defined in this Fifth Supplemental Indenture have the meanings assigned to them in this Fifth Supplemental Indenture, and include the plural as well as the singular;

          2. The words, "herein," "hereof," and "hereunder" and other words of similar import refer to the Indenture and this Fifth Supplemental Indenture as a whole and not to any particular Article, Section, or other subdivision; and

          3. Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Indenture.

SECTION 1.2   Effect of Headings.

         The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 1.3   Successors and Assigns.

         All covenants and agreements in this Fifth Supplemental Indenture by the Company and the Guarantor shall bind their successors and assigns, whether expressed or not.

SECTION 1.4   Severability Clause.

         In case any provision in this Fifth Supplemental Indenture shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.5   Benefits of Fifth Supplemental Indenture.

         Nothing in this Fifth Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder, and the Holders, any benefit or any legal or equitable right, remedy, or claim under this Fifth Supplemental Indenture.

SECTION 1.6   Governing Law.

         THIS FIFTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS THOUGH FULLY PERFORMED THEREIN, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

SECTION 1.7   Effectiveness.

         This Fifth Supplemental Indenture shall take effect on the date hereof and shall amend the provisions of the Indenture with respect to each series of Debt Securities issued under the Indenture, including each series of Debt Securities issued under the Indenture prior to the date hereof.

SECTION 1.8   Counterparts.

         This Fifth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                                  ARTICLE TWO

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 2.1   Amendment to Section 101 "Definitions".

         Section 101 of the Indenture is hereby amended as follows:

          (a) The definition of "Board of Directors" is deleted and replaced in its entirety with the following:

""Board of Directors" means the board of directors, supervisory board, management board or board of managers or managing directors of the Company or the Guarantor, as the case may be, or any duly authorized committee of that board or any director or directors and/or officer or officers of the Company or the Guarantor to whom that board or committee shall have duly delegated its authority."

          (b) The definition of "Board Resolution" is deleted and replaced in its entirety with the following:

""Board Resolution" means a copy of a resolution certified by the Secretary, an Assistant Secretary or a managing director or other officer of the Company or the Guarantor, as the case may be, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification. Where any provision of this Indenture refers to action to be taken pursuant to a Board Resolution (including establishment thereof), such action may be taken by any committee, officer or employee of the Company or the Guarantor, as the case may be, authorized to take such action by a Board Resolution (including, without limitation, in any Officers' Certificate of officers authorized to act in connection with such matter by or pursuant to such Board Resolution)."

         (c)  A new definition "Guarantee" is added as follows:

""Guarantee" means any guarantee of the Guarantor with regard to each Debt Security issued by the Company pursuant to this Indenture and shall include the Guarantee set forth in Article Fourteen of this Fifth Supplemental Indenture and all other obligations and covenants of the Guarantor contained in this Indenture and any Debt Securities whether issued previous to or after the date of this Fifth Supplemental Indenture."

         (d)  A new definition "Guarantor" is added as follows:

""Guarantor" means the Person named as the "Guarantor" in the first paragraph of this Fifth Supplemental Indenture until a successor shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor."

          (e) A new definition "Guarantor Request" and "Guarantor Order" is added as follows:

""Guarantor Request" and "Guarantor Order" mean a written request or order signed in the name of the Guarantor by its Chairman of the Board, President, a Vice President, director, managing director or other authorized officer and by its Treasurer, Assistant Treasurer, its Secretary or an Assistant Secretary or other authorized officer and delivered to the Trustee."

          (f) The definition of "Officers' Certificate" is deleted and replaced in its entirety with the following:

""Officers' Certificate" means with respect to the Company or the Guarantor a certificate of the Company or the Guarantor signed by its Chairman of the Board, Vice Chairman of the Board, President or an Executive Vice President or Vice President director, managing director or other authorized officer, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary, director, managing director or other authorized officer, of the Company or the Guarantor, as the case may be, and delivered to the Trustee."

          (g) The definition of "Opinion of Counsel" is amended to insert "or the Guarantor, as the case may be, "after "Company" in the second line thereof.

          (h) The definition of "Outstanding" is amended to insert "or the Guarantor, as the case may be" after "Company" in the third line of clause
(ii), the first appearance of "Company" in the fourth line of clause (ii) and in the last line of clause (iii), and is further amended to insert "or the Guarantor, as the case may be," after the second appearance in the fourth line of clause (ii), and is further amended to insert ", the Guarantor" after "Company" in the fourth, fifth, twelfth and thirteenth lines of the remainder of the definition.

SECTION 2.2  Amendment to Section 102 "Compliance Certificate and Opinions".

         Section 102 is amended to insert "or the Guarantor" after "Company" in the first line of the first paragraph and is further amended to insert "or the Guarantor, as the case may be," after "Company" in the second line of the first paragraph.

SECTION 2.3  Amendment to Section 103 "Form of Documents Delivered to Trustee".

         Section 103 is amended to insert the phrase "or the Guarantor, as the case may be," after "Company" in the first, eighth and ninth lines of the second paragraph.

SECTION 2.4 Amendment to Section 104 "Acts of Holders".

         Section 104 is amended to insert "or the Guarantor or both of them" after "Company" in the seventh line of paragraph (a), and is further amended to insert "and the Guarantor" after "Company" in the twelfth line of paragraph (a) and is further amended to insert "or the Guarantor" after "Company" in the fifth line of paragraph (d).

SECTION 2.5  Amendment to Section 105 "Notices, etc., to Trustee and Company".

         Section 105 is amended to insert ", Guarantor" after "Trustee" in the title of the Section, and is further amended to insert "or the Guarantor" after "Company" in the first line of clause (1) and the first line of clause (2), and is further amended to insert "or the Guarantor, as the case may be," after "Company" in the third line of clause (2), and is further amended to insert "or the Guarantor, as the case may be" after "Company" in the sixth line of clause
(2), and is further amended to replace "instrument" in the fifth line of clause
(2) with "Fifth Supplemental Indenture", and is further amended to add a second paragraph as follows:

         "Any request, demand, authorization, direction, notice, consent, waiver or other action required or permitted under this Indenture shall be in the English language, and any published notice may also be in an official language of the country or province of publication."

SECTION 2.6   Amendment to Section 109 "Successors and Assigns".

         Section 109 is amended to insert "or the Guarantor" after "Company", and is further amended to delete "its" and replace it with "their respective", and is further amended to insert "so" after "whether."

         New Section 114 "Appointment of Agent for Service".

         A new Section 114 is added as follows:

         "SECTION 114.     Appointment of Agent for Service.

                  By the execution and delivery of this Fifth Supplemental Indenture, the Guarantor designates and appoints DaimlerChrysler North America Holding Corporation, in the Borough of Manhattan, City and State of New York, as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to the Debt Securities, the Guarantees or this Indenture which may be instituted in any Federal or New York State Court located in the Borough of Manhattan, City and State of New York, but for that purpose only, and agrees that service of process upon said DaimlerChrysler North America Holding Corporation, directed to the attention of Treasurer, and written notice of said service given by the Person serving the same to it, addressed to DaimlerChrysler North America Holding Corporation, 375 Park Avenue, Suite 3001, New York, New York 10152, shall be deemed in every respect effective service of process upon it in any such suit or proceeding in any Federal or State court in such Borough, City and State. The Guarantor hereby submits (for the purposes of any such suit or proceeding) to the jurisdiction of any such court in which any such suit or proceeding is so instituted, and irrevocably waives, to the fullest extent it may lawfully do so, any objection it may have now or hereafter to the laying of the venue of any such suit, action or proceeding in any such court and irrevocably waives, to the fullest extent it may lawfully do so, any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Such submission and waiver shall be irrevocable so long as any of the Debt Securities remain outstanding and such appointment shall be irrevocable until the appointment of a successor by the Guarantor, with the consent of the Trustee and such successor's acceptance of such appointment. Upon such acceptance, the Guarantor shall notify the Trustee, in writing, of the name and address of such successor. The Guarantor further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of said DaimlerChrysler North America Holding Corporation or its successor in full force and effect so long as any of the applicable Debt Securities shall be outstanding. The Trustee shall not be obligated and shall have no responsibility with respect to any failure by the Guarantor to take any such action above.

                  The Guarantor agrees to the fullest extent that it lawfully may do so, that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Guarantor and may be enforced in the courts of Germany (or any other courts to the jurisdiction of which the Guarantor is subject) by a suit upon such judgment, provided that service of process is effected upon the Guarantor in the manner specified in the foregoing paragraph or as otherwise permitted by law; provided, however, that the
         Guarantor does not waive, and the foregoing provisions of this sentence shall not constitute or be deemed to constitute a waiver of,
         (1) any right to appeal any such judgment, to seek any stay or otherwise to seek reconsideration or review of any such judgment, (2) any stay of execution or levy pending an appeal from, or a suit, action or proceeding for reconsideration of, any such judgment, (3) any defense to a claim for punitive damages and the like, (4) the defense of payment, or (5) any other right or remedy of the Guarantor to the extent not expressly waived in accordance with this Section 114.

                  Nothing in this Section shall affect the right of the Trustee or any Holder of any Debt Security to serve process in any manner permitted by applicable law or limit the right of the Trustee or any Holder of any Debt Security to bring proceedings against the Company and/or the Guarantor, in the courts of any other jurisdiction or jurisdictions."

SECTION 2.8   Applicability of Inclusion of References to Guarantor.

         Notwithstanding any provision hereof to the contrary, references to the Guarantor in Article Five and in Articles Eight through Thirteen of the Indenture shall only be considered to be included in the Indenture and shall only be applicable in connection with any Debt Securities issued after February 15, 1999.

                                 ARTICLE THREE

                              DEBT SECURITY FORMS

SECTION 3.1   Amendment to Section 201 "Forms Generally".

         Section 201 is amended to insert the following paragraphs after the first paragraph:

         "For Debt Securities issued after the date hereof, the Guarantee shall be endorsed on each Debt Security and such Guarantee for the Debt Securities of a particular series shall be in such form as is established pursuant to Section 202.

         Outstanding Debt Securities issued prior to the date hereof shall be Guaranteed pursuant to the terms of Article Fourteen hereof and no endorsement, authentication or other evidence of such Guarantee shall be necessary on any Outstanding Debt Security and no separate Guarantee need be executed and delivered by the Guarantor to the Holder of an Outstanding Debt Security."

SECTION 3.2   Amendment to Section 202 "Forms of Debt Securities".

         Section 202 is amended to insert "and Guarantees" after "Securities" in the title to the Section and is further amended to insert the following paragraph after the first paragraph of the Section:

         "Except for Outstanding Debt Securities issued prior to the date hereof, which shall be Guaranteed as set forth in Section 201 hereof, the Guarantee of the Guarantor shall be endorsed on each Debt Security and for each particular series of Debt Securities shall be in substantially such form or forms as shall be established by or pursuant to a Board Resolution (including, without limitation, in any Officers' Certificate of an officer authorized to act in connection with such matter or pursuant to such Board Resolution) of the Guarantor or an indenture supplemental hereto, with such appropriate insertions, omissions, substitutions and other corrections as are required or permitted by this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Guarantees. Such execution of such Guarantees shall be conclusive evidence as regards the Guarantor as to any such determination made by the Guarantor."

                                 ARTICLE FOUR

                              THE DEBT SECURITIES

SECTION 4.1   Amendment to Section 301 "Amount Unlimited; Issuable in Series".

         Section 301 is amended to insert "and related Guarantees" after "Debt Securities" in the first line of the second paragraph.

SECTION 4.2 Amendment to Section 303 "Execution, Authentication, Delivery and Dating".

         Section 303 is amended to insert "from the Company and the Guarantor" after "receive" in the sixth line of the third paragraph and is further amended to add "and the related Guarantees" after "Debt Securities" in the eighth line of the third paragraph and is further amended to add "by the Company and the Guarantor, respectively" after the first appearance of "approved" in the ninth line of the third paragraph, and is further amended to add "and the Guarantor" after "Company" in the first line of clause (1), in the fourth, fifth and seventh lines of clause (4) and in the second, third, and fourth lines of clause (5) and in the fifth line of clause (5), in both places where that term appears, and is further amended to insert "and the related Guarantees" after "Debt Securities" in the second line of clause (1), and is further amended to insert "including the Guarantee," after "Indenture," in the sixth line of clause (5), and is further amended to insert ", or Guarantee endorsed thereon" after "Debt Security" in the first line of the last paragraph and is further amended to insert a new paragraph at the end of the Section as follows:
"Reference is made to Section 1302 concerning the execution and delivery of the Guarantees."

SECTION 4.3   Amendment to Section 304 "Temporary Debt Securities".

         Section 304 is amended to insert "and each having endorsed thereon the Guarantee executed by the Guarantor, substantially of the tenor of the definitive Guarantee" after "issued" in the fifth line of the first paragraph, and is further amended to insert "and such Guarantees" after "Securities" in the seventh and eighth lines of the first paragraph, and is further amended to insert "having endorsed thereon Guarantees executed by the Guarantor" after "denominations" in the tenth line of the second paragraph.

SECTION 4.4 Amendment to Section 305 "Registration; Registration of Transfer and Exchange".

         Section 305 is amended to insert "or the Guarantor" after "Trustee" in the last line of the first paragraph, and is further amended by adding ", the Guarantor shall guarantee" after "execute" in the third line of the second paragraph, and is further amended to insert ", each having endorsed thereon the Guarantee executed by the Guarantor" after "amount" in the last line of the second paragraph and after "receive" in the last line of the third paragraph, and is further amended to insert "and the Guarantor," after "Company" in the second line of the fourth paragraph.

SECTION 4.5 Amendment to Section 306 "Mutilated, Destroyed, Lost and Stolen Debt Securities".

         Section 306 is amended to insert ", the Guarantor" after "Company" in the second, third and fifth lines of the first paragraph, and is further amended to insert ", having endorsed thereon the Guarantee executed by the Guarantor" after "principal amount" in the tenth line of the first paragraph, and is further amended to delete "in its discretion" in the second line of the second paragraph and replace it with: "and the Guarantor in their discretion," and is further amended to insert ", and the Guarantee endorsed thereon" after "series" in the first line of the fourth paragraph, and is further amended to insert "and the Guarantor respectively" after "Company" in the third line of the fourth paragraph, and is further amended to insert "and the Guarantees endorsed thereon, if any," after "series" in the last line of the fourth paragraph.

SECTION 4.6 Amendment to Section 307 "Payment of Interest; Interest Rights Preserved".

         Section 307 is amended to insert "or the Guarantor, as the case may be," after "Company" in the first, fifth, eighth, eighteenth and nineteenth lines of clause (1) and in the first and fifth lines of clause (2), and is further amended to insert "or the Guarantor, as the case may be" after "Company" in the fifth line of the second paragraph and in the twenty-fourth line of clause (1).

SECTION 4.7  Amendment to Section 308 "Persons Deemed Owners".

         Section 308 is amended to insert ", the Guarantor" after "Company" in the second line (both places) and the seventh line (both places) of the first paragraph.

SECTION 4.8  Amendment to Section 309 "Cancellation".

         Section 309 is amended to insert "or the Guarantor" after "Company" in the fourth and sixth lines of the first paragraph and is further amended to insert "and the Guarantor" after the first appearance of "Company" in the twelfth line of the first paragraph.


                                 ARTICLE FIVE

                          SATISFACTION AND DISCHARGE

SECTION 5.1 Amendment to Section 401 "Satisfaction and Discharge of Indenture".

         Section 401 is amended to insert "or the Guarantor" after "Company" in the fifth and sixth lines of paragraph (1)(A) and in the eighth line of paragraph (1)(B), in the first and second lines in clause (2), in the first line of clause (3) and in the last sentence of the Section.

SECTION 5.2 Amendment to Section 402 "Application of Trust Money".

         Section 402 is amended to insert "or the Guarantor" after "Company" in the fifth line of the first paragraph.


                                  ARTICLE SIX

                                   REMEDIES

SECTION 6.1  Amendment to Section 501 "Events of Default".

         Section 501 is amended to insert "or the Guarantor" after "Company" in the second line of clause (4), in the first and sixth lines of clause (6), and in the first, sixth and tenth lines of clause (7), and is further amended to insert "and the Guarantor" after "Company" in the seventh line of clause (4), and is further amended to insert ", the Guarantor" after "Company" in the eighth line of clause (4), and is further amended to replace "by it" in the seventh and eighth lines of clause (7) with "by the Company or the Guarantor,".

SECTION 6.2 Amendment to Section 502 "Acceleration of Maturity; Rescission and Annulment".

         Section 502 is amended to insert "and the Guarantor" after "Company" in the eighth line of the first paragraph and the fifth line of the second paragraph, and is further amended to insert "or the Guarantor" after "Company" in the first line of clause (1).

SECTION 6.3 Amendment to Section 503 "Collection of Indebtedness and Suits for Enforcement by Trustee".

         Section 503 is amended to insert "and the Guarantor each," after "Company" in the first line of the first paragraph, and is further amended to insert "and the Guarantor" after "Company" in the seventh line of the first paragraph, and is further amended to insert "or the Guarantor" after "Company" in the first, fifth and seventh lines of the second paragraph.

SECTION 6.4   Amendment to Section 504 "Trustee May File Proofs of Claim".

         Section 504 is amended to insert ", the Guarantor" after "Company" in the fourth and fifth lines of the first paragraph, and is further amended to insert "or the Guarantor" after "Company" in the ninth line of the first paragraph.

SECTION 6.5  Amendment to Section 509 "Restoration of Rights and Remedies".

         Section 509 is amended to insert ", the Guarantor" after "Company" in the fourth line of the first paragraph.

SECTION 6.6   Amendment to Section 515 "Waiver of Stay or Extension Laws".

         Section 515 is amended to insert "and the Guarantor each" after "Company" in the first and fifth lines of the first paragraph.

                                 ARTICLE SEVEN

                                  THE TRUSTEE

SECTION 7.1   Amendment to Section 603 "Certain Rights of Trustee".

         Section 603 is amended to insert "or the Guarantor" after "Company" in the first sentence of clause (b), and is further amended by inserting "or a Guarantor Request or Guarantor Order" after "Order" in the second sentence of clause (b), and is further amended by inserting "of the Company or the Guarantor" after "Directors" in the third line of clause (b), and it is further amended to insert "or the Guarantor or both of them" after "Company" in the eighth line of clause (f).

SECTION 7.2 Amendment to Section 604 "Not Responsible for Recitals or Issuance of Debt Securities".

         Section 604 is amended to insert "or the Guarantor," after "Company" in the second line of the first paragraph, and is further amended to insert "or of the Guarantees" after "series" in the fifth line of the first paragraph.

SECTION 7.3  Amendment to Section 605 "May Hold Debt Securities".

         Section 605 is amended to insert "or the Guarantor" after "Company" in the second line of the first paragraph, and is further amended to insert "or the Guarantor, as the case may be," after "Company" in the fourth line of the first paragraph.

SECTION 7.4  Amendment to Section 606 "Money Held in Trust".

         Section 606 is amended to insert "or the Guarantor, as the case may be," after "Company" in the last line of the first paragraph.

SECTION 7.5  Amendment to Section 607 "Compensation and Reimbursement".

         Section 607 is amended to insert "and the Guarantor each, jointly and severally," after "Company" in the first line of the first paragraph, and is further amended to insert "and the Guarantor" after "Company" in the first line of the last paragraph.

SECTION 7.6 Amendment to Section 608 "Disqualification; Conflicting Interests".

         Section 608 is amended to insert "(including the Guarantor)" after "obligor" in clause (5) of paragraph (d).

SECTION 7.7 Amendment to Section 610 "Resignation and Removal; Appointment of Successor".

         Section 610 is amended to insert "and the Guarantor" after "Company" in the second line of paragraph (b), and is further amended to insert ", the Guarantor" after "Trustee" in the third line of paragraph (c), and is further amended to insert "or the Guarantor," after "Company" in the third line of paragraph (d)(1) and in the second line of paragraph (d)(2), and is further amended to insert ", the Guarantor," after "Company" in the thirteenth line of paragraph (e).

SECTION 7.8  Amendment to Section 611 "Acceptance of Appointment by Successor".

         Section 611 is amended to insert ", the Guarantor" after "Company" in the third and seventh lines of paragraph (a), and the second and twenty-seventh lines of paragraph (b), and is further amended to insert "and the Guarantor" after the word "Company" in the first line of paragraph (c).

SECTION 7.9 Amendment to Section 613 "Preferential Collection of Claims Against Company".

          Section 613 is amended to insert "(including the Guarantor)" after "obligor" in paragraph (c)(5).


                                 ARTICLE EIGHT

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 8.1    Amendment to Title of Article.

         The title of the Article is amended to insert ", GUARANTOR" after "TRUSTEE."

SECTION 8.2 Amendment to Section 701 "Company to Furnish Trustee Names and Addresses of Holders".

         Section 701 is amended to insert "and the Guarantor" after "Company" in the title of the Section and in the first line of the first paragraph, and is further amended to insert "or the Guarantor" after "Company" in the second line of paragraph (b).

SECTION 8.3 Amendment to Section 702 "Preservation of Information; Communications to Holders".

         Section 702 is amended to insert ", the Guarantor" after "Company" in both places in the second line of paragraph (c).

SECTION 8.4  Amendment to Section 703 "Reports by Trustee".

         Section 703 is amended to insert "and the Guarantor" after "Company" in the second line of paragraph (a)(3), and is further amended to insert "and the Guarantor" after the first use of Company" in the third line of paragraph
(c).

SECTION 8.5  Amendment to Section 704 "Reports by Company".

         Section 704 is amended to insert "and the Guarantor" after "Company" in the title of the Section and in the first line of the first paragraph, and is further amended to insert "or the Guarantor" after "Company" in the first, fifth and seventh lines of clause (1), and is further amended to insert the following after the word "regulations;" in the last line of clause (1):

         "provided that no such supplementary and periodic information, documents and reports need to be filed by the Company if, pursuant to the rules and regulations of the Commission, it is exempt from such filing requirements by virtue of the existence of the Guarantees;"

         and is further amended to insert "or the Guarantor, or both," after "Company" in the fourth line of clause (2), and is further amended to insert "or the Guarantor, as the case may be," after "Company" in the fourth line of clause (3).

                                 ARTICLE NINE

             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 9.1 Amendment to Section 801 "Company May Consolidate, etc., Only on Certain Terms".

          Section 801 is amended to insert "and Guarantor" after "Company" in the title of the Section, and is further amended to add a new final paragraph as follows:

         "The Guarantor may merge with or into any corporation or sell, transfer, lease or convey all or substantially all of its assets substantially as an entirety to any corporation; provided that (a) the corporation formed by such merger or consolidation or the corporation which acquired such assets expressly assumes all of the obligations of the Guarantor hereunder (including additional amounts, if any, as set forth in Article Fourteen hereof), and (b) immediately after giving effect to such transaction, no Event of Default with respect to such Debt Securities and no event which, after notice or lapse of time or both, would become an Event of Default with respect to such Debt Securities, shall have occurred and be continuing."

SECTION 9.2  Amendment  to Section 802 "Successor Corporation Substituted".

         Section 802 is amended to insert "or the Guarantor, as the case may be," after "Company" in the second, fourth, sixth and eighth lines of the first paragraph.


                                  ARTICLE TEN

                            SUPPLEMENTAL INDENTURES

SECTION 10.1 Amendment to Section 901 "Supplemental Indentures Without Consent of Holders".

         Section 901 is amended to insert "and the Guarantor" after "Company" in the first line of the first paragraph, and is further amended to insert "or the Guarantor" after "Company" in the first and second lines of clause (1) and the first and last lines of clause (2), and is further amended to insert "or the Guarantees" after "Debt Securities" in the last line of clause (1), and is further amended to insert "contained" after "and" in the third line of clause
(1), and is further amended by deleting "contained" at the end of clause (1), and is further amended to insert "or related Guarantee, if any" after "Securities" in the second and third lines of clause (2), and is further amended to insert "and related Guarantee, if any" after "Securities" in the second line of clause (3), and is further amended to insert "and related Guarantee, if any," after "Securities" in the third line of clause (4), the first line of clause (6), the second line of clause (7), in clause (8) and in the sixth line of clause (9), and is further amended to insert "(and related Guarantee)" after "Security" in the third line of clause (5).

SECTION 10.2 Amendment to Section 902 "Supplemental Indentures with Consent of Holders".

         Section 902 is amended to insert ", the Guarantor" after "Company" in the first appearance in the third line of the first paragraph, and is further amended to insert "and the Guarantor" after "Company" in the second appearance in the third line of the first paragraph, and is further amended to insert "not" after "shall" in the ninth line of the first paragraph, and is further amended to add a new clause (4) as follows:

         "(4) change in any manner adverse to the interests of the Holders of any Outstanding Debt Securities the terms and conditions of the obligations of the Guarantor in respect of the due and punctual payment of principal thereof (and premium, if any) and interest, if any, thereon or any additional amounts or any sinking fund payments provided in respect thereof."

SECTION 10.3 Amendment to Section 906 "Reference in Debt Securities to Supplemental Indentures".

         Section 906 is amended to insert "and the Guarantor" after "Company" in the fourth line of the first paragraph, and is further amended to insert "of the Company and the Guarantor" after "Directors" in the sixth line of the first paragraph, and is further amended to insert ", the Guarantees may be executed by the Guarantor" after "Company" in the seventh line of the first paragraph.


                                ARTICLE ELEVEN

                                   COVENANTS

SECTION 11.1  Amendment to Section 1002 "Maintenance of Office or Agency".

         Section 1002 is amended to insert "and the Guarantor" after "Company" in the first and eleventh lines in the first paragraph, and is further amended to insert "or the Guarantor" after "Company" in the fourth, fifth and seventh lines of the first paragraph, and the first, fifth and seventh lines of the second paragraph.

SECTION 11.2 Amendment to Section 1003 "Money for Debt Securities Payments to Be Held in Trust".

         Section 1003 is amended to insert the "or the Guarantor" after "Company" in the first line of the first paragraph and in the second, sixth and ninth lines of the last paragraph, and is further amended to insert "and the Guarantor" after "Company" in the first line of the second paragraph and is further amended to delete "it will" from the second line of the second paragraph and replace it with "the Company will" , and is further amended to delete "shall be paid to the Company on Company Request" and to replace it with "shall be paid to the Company or the Guarantor, as the case may be, on a Company Request or a Guarantor Request, as the case may be," in the first line of the last paragraph and is further amended to insert the letter "s" at the end of "trust" in the sixth line of the last paragraph, and is further amended to insert "(or to the Guarantor pursuant to its Guarantee)" after "Company" in the eighth line of the last paragraph, and is further amended to insert "or the Guarantor, as the case may be" after "Company" in the last line of the last paragraph.

SECTION 11.3  Amendment to Section 1011 "Waiver of Certain Covenants".

         Section 1011 is amended to insert "or the Guarantor, as the case may be," after "Company" in the first line of the first paragraph, and is further amended to insert "and the Guarantor, as the case may be," after "Company" in the ninth line of the first paragraph.


                                ARTICLE TWELVE

                         REDEMPTION OF DEBT SECURITIES

SECTION 12.1 Amendment to Section 1103 "Selection by Trustee of Debt Securities to be Redeemed".

         Section 1103 is amended to insert "and the Guarantor" after "Company" in the first line of the second paragraph.

SECTION 12.2  Amendment to Section 1105 "Deposit of Redemption Price".

         Section 1105 is amended to insert "or the Guarantor" after "Company" in the first and second lines of the first paragraph.

SECTION 12.3 Amendment to Section 1106 "Debt Securities Payable on Redemption Date".

         Section 1106 is amended to insert "and the Guarantor" after "Company" in the fourth line of the first paragraph.

SECTION 12.4   Amendment to Section 1107 "Debt Security Redeemed in Part".

         Section 1107 is amended to insert ", each having endorsed thereon the Guarantee executed by the Guarantor" after "surrendered" in the last line of the first paragraph.


                               ARTICLE THIRTEEN

                                 SINKING FUNDS

SECTION 13.1 Amendment to Section 1202 "Satisfaction of Sinking Fund Payments with Debt Securities".

         Section 1202 is amended to insert "or the Guarantor" after "Company" in the first line of the first paragraph.


                               ARTICLE FOURTEEN

                                  GUARANTEES

SECTION 14.1  New Article Thirteen.

                               "ARTICLE THIRTEEN

                                   GUARANTEES

         The provisions of this Article shall be applicable to all Debt Securities whether issued previous to or after the date of this Fifth Supplemental Indenture.

         SECTION 1301. Guarantees.

         The Guarantor hereby irrevocably and unconditionally guarantees to each Holder of any Debt Security issued under this Indenture by the Company and to the Trustee on behalf of each such Holder, the due and punctual payment of the principal of (and premium, if any, on) and interest, if any, on each such Debt Security (including any additional amounts payable in accordance with the terms of any such Debt Security and this Indenture) and the due and punctual payment of any sinking fund payments provided for pursuant to the terms of any such Debt Security when and as the same shall become due and payable, whether at the Stated Maturity, if any, by declaration of acceleration, call for redemption, request for redemption, repayment at the option of the Holder or otherwise, in accordance with the terms of such Debt Security and of this Indenture. In case of the failure of the Company punctually to make any such payment of principal (or premium, if any) or interest, if any, (including any additional amounts as referred to above) or sinking fund payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity, if any, by declaration of acceleration, call for redemption, request for redemption, repayment at the option of the Holder or otherwise, and as if such payment were made by the Company.

         The Guarantor will pay to the Holder of such Debt Security such additional amounts as may be necessary in order that every net payment of the principal of (and premium, if any, on) and interest, if any, on such Debt Security after deduction or other withholding for or on account of any present or future tax, assessment, duty or other governmental charge of any nature whatsoever imposed, levied or collected by or on behalf of the country in which the Guarantor is organized or any political subdivision or taxing authority thereof or therein having power to tax, will not be less than the amount provided for in such Debt Security to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts will not apply on account of any tax, assessment, duty or other governmental charge which is payable (a) otherwise than by deduction or withholding from payments of principal of (or premium, if any, on) or interest, if any, on such Debt Security; or (b) by reason of the Holder having, or having had, some personal or business connection with the country in which the Guarantor is organized and not merely by reason of the fact that payments are, or for the purposes of taxation are deemed to be, from sources in, or secured in, the country in which the Guarantor is organized; or (c) by reason of a change in law or official practice of any relevant taxing authority that becomes effective on or after the date hereof for payment of principal (or premium, if any), or interest, if any, in respect of such Debt Security; or (d) by reason of any estate, excise, inheritance, gift, sales, transfer, wealth, personal property tax or any similar assessment or governmental charge; or (e) as a result of the failure of the Holder to satisfy any statutory requirements or make a declaration of nonresidence or other similar claim for exemption to the relevant tax authority; or (f) owing to any combination of clauses (a) through (e) above.

         The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of the validity, regularity or enforceability of any such Debt Security, this Indenture or this guarantee, the absence of any action to enforce the same, any waiver or consent by the Holder of any such Debt Security or by the Trustee or the Paying Agent with respect to any provisions thereof or of this Indenture or this guarantee, the existence of any judgment against the Company, as the Company, or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Debt Security or the indebtedness evidenced thereby or with respect to any sinking fund payment required pursuant to the terms of any such Debt Security and all demands whatsoever, and covenants that this Guarantee will not be discharged except by complete performance of all of the obligations of the Guarantor contained in this Indenture and any such Debt Securities and in the Guarantees. If the Trustee or the Holder of any such Debt Security is required by any court or otherwise to return (and does so return) to the Company or the Guarantor, or any custodian, receiver, liquidator, trustee, sequestrator or other similar official acting in relation to the Company or the Guarantor, any amount paid to the Trustee or such Holder in respect of any such Debt Security, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor further agrees, to the fullest extent that it lawfully may do so, that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, the Maturity of the obligations guaranteed hereby may be accelerated as provided in Section 502 hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable bankruptcy, insolvency, reorganization or other similar law of the United States or Germany or any other applicable country or jurisdiction preventing such acceleration in respect of the obligations guaranteed hereby.

         The Guarantor shall be subrogated to all rights of the Holders of such Debt Securities of a particular series against the Company in respect of any amounts paid to such Holders by the Guarantor pursuant to the provisions of the Guarantees under this Indenture; provided however, that the Guarantor shall not be entitled to receive any payments arising out of the subrogation from the Company (i) while any Event of Default shall have occurred and be continuing with respect to any Debt Securities issued by the Company under Sections 501(l), 501(2), 501(3), 501(5), 501(6), or 501(4) (but only to the extent such
Event of Default under Section 501(4) arises out of a default by the Company under the covenants set forth in Sections 1001 or 1004),or (ii) any default (which with the passage of time would become an Event of Default) with respect to any Debt Securities issued by the Company, under Section 501(1) or 501(2) shall have occurred and be continuing.

         SECTION 1302. Execution and Delivery of Guarantees.

         Outstanding Debt Securities issued prior to the date hereof shall be guaranteed pursuant to the terms of Section 1301 hereof and no endorsement, authentication or other evidence of such Guarantee shall be necessary on any such Outstanding Debt Security and no separate Guarantee need be executed and delivered by the Guarantor to the Holder of a Debt Security Outstanding on the date hereof.

         To evidence its Guarantee provided in Section 1301 for Debt Securities issued after the date hereof, the Guarantor hereby agrees to execute the Guarantee, in a form established pursuant to Section 202, to be endorsed on each Debt Security issued hereunder by the Company and authenticated and delivered by the Paying Agent. Each such Guarantee shall be executed on behalf of the Guarantor by any two of its authorized representatives. The signature of any authorized representative on each Guarantee may be manual or facsimile.

         Any Guarantee bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Guarantor shall bind the Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Debt Securities upon which any such Guarantee is endorsed or did not hold such offices at the date of such Debt Securities.

         The delivery of any such Debt Security by the Paying Agent, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee. The Guarantor hereby agrees that its Guarantee set forth in Section 1301 shall remain in full force and effect notwithstanding any failure to endorse on each such Security a notation of such Guarantee."

         IN WITNESS WHEREOF, the parties hereby have caused this Fifth Supplemental Indenture to be duly executed, and their respective seals to be hereunto affixed and attested all as of the day and year first above written.

                            CHRYSLER FINANCIAL COMPANY L.L.C.

                            By:    /s/ D.M. Cantwell
                                  Name:       D.M. Cantwell
                                  Title:      Vice President and Treasurer

[Seal]

Attest:

  /s/ B.C. Babbish
Name:     B.C. Babbish
Title:    Assistant Secretary

                             DAIMLERCHRYSLER AG,
                             as Guarantor

                             By:    /s/ Horst Eidermuller
                                   Name:     Horst Eidermuller
                                   Title:    Vice President

                             By:    /s/ Siegfried Schwung
                                   Name:     Siegfried Schwung
                                   Title:    Associate General Counsel

                             UNITED STATES TRUST COMPANY OF NEW YORK, as successor Trustee

                             By:    /s/ Patricia Stermer
                                   Name:     Patricia Stermer
                                   Title:    Assistant Vice President

[Seal]

Attest:

  /s/ Jason G. Gregory
Name:     Jason G. Gregory
Title:   Assistant Secretary

STATE OF MICHIGAN        )
                         )  ss.:
COUNTY OF OAKLAND        )

         On this 9th day of February, 1999, before me appeared D. M. Cantwell, to me personally known, who, being by me duly sworn, did say that he is the Vice President and Treasurer of CHRYSLER FINANCIAL COMPANY L.L.C., one of the parties described in and which executed the above instrument, and that the seal affixed to such instrument is the seal of such company, and that such instrument was signed and sealed on behalf of such company by authority of its Managers, and such Vice President and Treasurer acknowledged such instrument to be the free act and deed of such company.

                                              /s/ Juanita M. Hendrick
[NOTARIAL SEAL]                               Notary Public, Wayne County, MI
                                              My Commission Expires
                                              February 27, 2003

STATE OF NEW YORK        )
                         )  ss.:
COUNTY OF NEW YORK       )

         On this 9th day of February, 1999, before me appeared Patricia Stermer to me personally known, who, being by me duly sworn, did say that he or she is Assistant Vice President of UNITED STATES TRUST COMPANY OF NEW YORK, one of the parties described in and which executed the above instrument, and that he or she knows the corporate seal of such company, and that the seal affixed to such instrument is such company seal; and that it was so affixed pursuant to authority of the Board of Directors of such company, and that he or she signed his or her name thereto pursuant to like authority.

                                              /s/ Christine C. Collins
[NOTARIAL SEAL]                               Notary Public, State of New York
                                              No. 03-4624735
                                              Qualified Bronx County
                                              Commission Expires March 30, 2000





                                                                     Exhibit 4.2


                       CHRYSLER FINANCIAL COMPANY L.L.C.

                                       TO

                    UNITED STATES TRUST COMPANY OF NEW YORK,

                              AS SUCCESSOR TRUSTEE


                         SECOND SUPPLEMENTAL INDENTURE
                         DATED AS OF FEBRUARY 15, 1999



                            SUPPLEMENT TO INDENTURE
                         DATED AS OF SEPTEMBER 15, 1986



                             SENIOR DEBT SECURITIES

                        GUARANTEE BY DAIMLERCHRYSLER AG


                               Table of Contents

                                                                                                               Page

                                  ARTICLE ONE
            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.1           Definitions.............................................................................2
SECTION 1.2           Effect of Headings......................................................................2
SECTION 1.3           Successors and Assigns..................................................................2
SECTION 1.4           Severability Clause.....................................................................2
SECTION 1.5           Benefits of Second Supplemental Indenture...............................................2
SECTION 1.6           Governing Law...........................................................................3
SECTION 1.7           Effectiveness...........................................................................3
SECTION 1.8           Counterparts............................................................................3

                                  ARTICLE TWO
            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 2.1           Amendment to Section 101 "Definitions"..................................................3
SECTION 2.2           Amendment to Section 102 "Compliance Certificate and Opinions"..........................5
SECTION 2.3           Amendment to Section 103 "Form of Documents Delivered to Trustee".......................5
SECTION 2.4           Amendment to Section 104 "Acts of Holders"..............................................5
SECTION 2.5           Amendment to Section 105 "Notices, etc..................................................5
SECTION 2.6           Amendment to Section 109 "Successors and Assigns".......................................5
SECTION 2.7           New Section 114 "Appointment of Agent for Service"......................................5
SECTION 2.8           Applicability of Inclusion of References to Guarantor...................................7

                                 ARTICLE THREE
                              DEBT SECURITY FORMS

SECTION 3.1           Amendment to Section 201 "Forms Generally"..............................................7
SECTION 3.2           Amendment to Section 202 "Forms of Debt Securities".....................................7

                                  ARTICLE FOUR
                              THE DEBT SECURITIES

SECTION 4.1           Amendment to Section 301 "Amount Unlimited; Issuable in Series".........................8
SECTION 4.2           Amendment to Section 303 "Execution, Authentication, Delivery and Dating"...............8
SECTION 4.3           Amendment to Section 304 "Temporary Debt Securities"....................................8
SECTION 4.4           Amendment to Section 305 "Registration; Registration of Transfer and Exchange"..........9
SECTION 4.5           Amendment to Section 306 "Mutilated, Destroyed, Lost and Stolen Debt Securities"........9
SECTION 4.6           Amendment to Section 307 "Payment of Interest; Interest Rights Preserved"...............9
SECTION 4.7           Amendment to Section 308 "Persons Deemed Owners"........................................9
SECTION 4.8           Amendment to Section 309 "Cancellation".................................................9
SECTION 4.9           Amendment to Section 311 "Payment in Currencies".......................................10
SECTION 4.10          Amendment to Section 313 "Judgments"...................................................10

                                  ARTICLE FIVE
                           SATISFACTION AND DISCHARGE

SECTION 5.1           Amendment to Section 401 "Satisfaction and Discharge of Indenture".....................10
SECTION 5.2           Amendment to Section 402 "Application of Trust Money"..................................10

                                  Article Six
                                    REMEDIES

SECTION 6.1           Amendment to Section 501 "Events of Default"...........................................10
SECTION 6.2           Amendment to Section 502 "Acceleration of Maturity; Rescission and Annulment"..........11
SECTION 6.3           Amendment to Section 503 "Collection of Indebtedness and Suits for Enforcement by Trustee".11
SECTION 6.4           Amendment to Section 504 "Trustee May File Proofs of Claim"............................11
SECTION 6.5           Amendment to Section 509 "Restoration of Rights and Remedies"..........................11
SECTION 6.6           Amendment to Section 515 "Waiver of Stay or Extension Laws"............................11

                                 Article Seven
                                  THE TRUSTEE

SECTION 7.1           Amendment to Section 603 "Certain Rights of Trustee"...................................11
SECTION 7.2           Amendment to Section 604 "Not Responsible for Recitals or Issuance of Debt Securities".12
SECTION 7.3           Amendment to Section 605 "May Hold Debt Securities or Coupons".........................12
SECTION 7.4           Amendment to Section 606 "Money Held in Trust".........................................12
SECTION 7.5           Amendment to Section 607 "Compensation and Reimbursement"..............................12
SECTION 7.6           Amendment to Section 608 "Disqualification; Conflicting Interests".....................12
SECTION 7.7           Amendment to Section 610 "Resignation and Removal; Appointment of Successor"...........12
SECTION 7.8           Amendment to Section 611 "Acceptance of Appointment by Successor"......................12
SECTION 7.9           Amendment to Section 613 "Preferential Collection of Claims Against Company"...........13

                                 ARTICLE EIGHT
               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 8.1           Amendment to Title of Article..........................................................13
SECTION 8.2           Amendment to Section 701 "Company to Furnish Trustee Names and Addresses of Holders"...13
SECTION 8.3           Amendment to Section 702 "Preservation of Information; Communications to Holders"......13
SECTION 8.4           Amendment to Section 703 "Reports by Trustee"..........................................13
SECTION 8.5           Amendment to Section 704 "Reports by Company"..........................................13

                                  ARTICLE NINE
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 9.1           Amendment to Section 801 "Company May Consolidate, etc.................................14
SECTION 9.2           Amendment to Section 802 "Successor Corporation Substituted"...........................14

                                  ARTICLE TEN
                            SUPPLEMENTAL INDENTURES

SECTION 10.1          Amendment to Section 901 "Supplemental Indentures Without Consent of Holders"..........14
SECTION 10.2          Amendment to Section 902 "Supplemental Indentures with Consent of Holders".............15
SECTION 10.3          Amendment to Section 903 "Execution of Supplemental Indentures"........................15
SECTION 10.4          Amendment to Section 906 "Reference in Debt Securities to Supplemental Indentures".....15

                                 Article Eleven
                                   COVENANTS

SECTION 11.1          Amendment to Section 1002 "Maintenance of Office or Agency"............................15
SECTION 11.2          Amendment to Section 1003 "Money for Debt Securities Payments to Be Held in Trust".....16
SECTION 11.3          Amendment to Section 1009 "Payment of Additional Amounts"..............................16
SECTION 11.4          Amendment to Section 1011 "Waiver of Certain Covenants"................................16

                                 ARTICLE TWELVE
                         REDEMPTION OF DEBT SECURITIES

SECTION 12.1          Amendment to Section 1103 "Selection by Trustee of Debt Securities to be Redeemed".....16
SECTION 12.2          Amendment to Section 1105 "Deposit of Redemption Price"................................16
SECTION 12.3          Amendment to Section 1106 "Debt Securities Payable on Redemption Date".................17
SECTION 12.4          Amendment to Section 1107 "Debt Security Redeemed in Part".............................17

                                Article Thirteen
                                 SINKING FUNDS

SECTION 13.1          Amendment to Section 1202 "Satisfaction of Sinking Fund Payments with Debt Securities".17

                                Article Fourteen
                                   DEFEASANCE

SECTION 14.1          Amendment to Section 1301 "Termination of Company's Obligations".......................17
SECTION 14.2          Amendment to Section 1302 "Repayment to Company".......................................17
SECTION 14.3          Amendment to Section 1303 "Indemnity for Government Obligations".......................18

                                ARTICLE FIFTEEN
                     MEETINGS OF HOLDERS OF DEBT SECURITIES

SECTION 15.1          Amendment to Section 1402 "Call, Notice and Place of Meetings".........................18
SECTION 15.2          Amendment to Section 1403 "Persons Entitled to Vote at Meetings".......................18
SECTION 15.3          Amendment to Section 1405 "Determination of Voting Rights; conduct and Adjournment of Meetings".     18
SECTION 15.4          Amendment to Section 1406 "Counting Votes and Recording Action of Meetings"............18

                                Article Sixteen
                                   GUARANTEES

SECTION 16.1          New Article Fifteen....................................................................18

         SECOND SUPPLEMENTAL INDENTURE, dated as of February 15, 1999, among, CHRYSLER FINANCIAL COMPANY L.L.C., a Michigan limited liability company (the 979720986"Company"), having its principal place of business at 27777 Franklin Road, Southfield, Michigan 48034, DAIMLERCHRYSLER AG, a German corporation in its capacity as guarantor of the securities issued by the Company (the
"Guarantor"), having its principal place of business at Epplestrasse 225, Stuttgart, Germany, and UNITED STATES TRUST COMPANY OF NEW YORK, a New York corporation, as successor trustee (the "Trustee"), having its Corporate Trust Office at 114 West 47th Street, New York, New York 10036, as Trustee under the Amended and Restated Indenture of the Company dated as of September 15, 1986, as heretofore amended and supplemented by the First Supplemental Indenture dated as of October 1, 1998.

                                    RECITALS

         WHEREAS, the Indenture provides that the Company and the Trustee may, without the consent of any Holders, at any time and from time to time, enter into one or more supplemental indentures, in form satisfactory to the Trustee, for the purpose of supplementing the provisions of the Indenture with respect to matters that are not inconsistent with any provision of the Indenture, provided that such provisions shall not adversely affect the interests of the Holders of the Debt Securities in any material respect.

         WHEREAS, on November 10, 1998, Chrysler Corporation (which later changed its name to DaimlerChrysler Corporation), the direct parent of the Company, became a direct, wholly-owned subsidiary of the Guarantor.

         WHEREAS, the Company desires to obtain an exemption from the requirements of filing with the Securities and Exchange Commission an annual report and such periodic information, documents and other reports as are required by Sections 13 and 15(d) of the Securities Exchange Act of 1934 with respect to the Company during and for its current fiscal year and thereafter, and for that purpose the Company and the Guarantor are willing to supplement the provisions of the Indenture by adding thereto the Guarantee set forth in this Second Supplemental Indenture pursuant to Article Nine of the Indenture. Such Guarantee is for the benefit, and will not adversely affect the interests, of the Holders of Outstanding Securities.

         WHEREAS, the Company and the Guarantor have each duly authorized the execution and delivery of this Second Supplemental Indenture, and all things necessary have been done to make this Second Supplemental Indenture a valid agreement of the Company and the Guarantor, in accordance with its terms.

         NOW, THEREFORE, THIS SECOND SUPPLEMENTAL INDENTURE WITNESSETH:

         For and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is mutually convenanted and agreed, for the equal and proportionate benefit of all Holders of the Company's Debt Securities, as follows:

                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 1.1  Definitions.

         For all purposes of the Indenture and this Second Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         1. The terms defined in this Second Supplemental Indenture have the meanings assigned to them in this Second Supplemental Indenture, and include the plural as well as the singular;

         2 The words, "herein," "hereof," and "hereunder" and other words of similar import refer to the Indenture and this Second Supplemental Indenture as a whole and not to any particular Article, Section, or other subdivision; and

         3. Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Indenture.

SECTION 1.2  Effect of Headings.

         The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 1.3  Successors and Assigns.

         All covenants and agreements in this Second Supplemental Indenture by the Company and the Guarantor shall bind their successors and assigns, whether expressed or not.

SECTION 1.4  Severability Clause.

         In case any provision in this Second Supplemental Indenture shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.5  Benefits of Second Supplemental Indenture.

         Nothing in this Second Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder, and the Holders, any benefit or any legal or equitable right, remedy, or claim under this Second Supplemental Indenture.

SECTION 1.6  Governing Law.

         THIS SECOND SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS THOUGH FULLY PERFORMED THEREIN, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

SECTION 1.7  Effectiveness.

         This Second Supplemental Indenture shall take effect on the date hereof and shall amend the provisions of the Indenture with respect to each series of Debt Securities issued under the Indenture, including each series of Debt Securities issued under the Indenture prior to the date hereof.

SECTION 1.8  Counterparts.

         This Second Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                                  ARTICLE TWO

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Amendment to Section 101 "Definitions".

         Section 101 of the Indenture is hereby amended as follows:

          (a) The definition of "Board of Directors" is deleted and replaced in its entirety with the following:

""Board of Directors" means the board of directors, supervisory board, management board or board of managers or managing directors of the Company or the Guarantor, as the case may be, or any duly authorized committee of that board or any director or directors and/or officer or officers of the Company or the Guarantor to whom that board or committee shall have duly delegated its authority."

          (b) The definition of "Board Resolution" is deleted and replaced in its entirety with the following:

""Board Resolution" means a copy of a resolution certified by the Secretary, an Assistant Secretary or a managing director or other officer of the Company or the Guarantor, as the case may be, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification. Where any provision of this Indenture refers to action to be taken pursuant to a Board Resolution (including establishment thereof), such action may be taken by any committee, officer or employee of the Company or the Guarantor, as the case may be, authorized to take such action by a Board Resolution (including, without limitation, in any Officers' Certificate of officers authorized to act in connection with such matter by or pursuant to such Board Resolution)".

          (c) A new definition "Guarantee" is added as follows:

""Guarantee" means any guarantee of the Guarantor with regard to each Debt Security issued by the Company pursuant to this Indenture and shall include the Guarantee set forth in Article Sixteen of this Second Supplemental Indenture and all other obligations and covenants of the Guarantor contained in this Indenture and any Debt Securities whether issued previous to or after the date of this Supplemental Indenture."

          (d) A new definition "Guarantor" is added as follows:

""Guarantor" means the Person named as the "Guarantor" in the first paragraph of this Second Supplemental Indenture until a successor shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor."

          (e) A new definition "Guarantor Request" and "Guarantor Order" is added as follows:

""Guarantor Request" and "Guarantor Order" mean a written request or order signed in the name of the Guarantor by its Chairman of the Board, President, a Vice President, director, managing director or other authorized officer and by its Treasurer, Assistant Treasurer, its Secretary, Assistant Secretary, director, managing director or other authorized officer and delivered to the Trustee."

          (f) The definition of "Officers' Certificate" is deleted and replaced in its entirety with the following:

""Officers' Certificate" means with respect to the Company or the Guarantor a certificate of the Company or the Guarantor signed by its Chairman of the Board, Vice Chairman of the Board, President or an Executive Vice President or Vice President, director, managing director or other authorized officer, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary, director, managing director or other authorized officer of the Company or the Guarantor, as the case may be, and delivered to the Trustee."

          (g) The definition of "Opinion of Counsel" is amended to insert "or the Guarantor, as the case may be," after "Company" in the first line thereof.

          (h) The definition of "Outstanding" is amended to insert "or the Guarantor, as the case may be," after "Company" in the second line and both appearances in the third line of clause (ii) and after "Company" in the last line of clause (iii), and is further amended to insert ", the Guarantor" after "Company" in the third, fourth, ninth and tenth lines of the remainder of the definition.

SECTION 2.2  Amendment to Section 102 "Compliance Certificate and Opinions".

         Section 102 is amended to insert "or the Guarantor" after "Company" in the first line of the first paragraph and is further amended to insert "or the Guarantor, as the case may be," after "Company" in the second line of the first paragraph.

SECTION 2.3  Amendment to Section 103 "Form of Documents Delivered to Trustee".

         Section 103 is amended to insert "or the Guarantor, as the case may be," after "Company" in the first and sixth lines of the second paragraph, and is further amended to insert "or the Guarantor, as the case may be" after "Company" in the seventh line of the second paragraph.

SECTION 2.4  Amendment to Section 104 "Acts of Holders".

         Section 104 is amended to insert "or the Guarantor or both of them" after "Company" in the eleventh line of paragraph (a), and is further amended to insert "and the Guarantor" after "Company" in the fifteenth line of paragraph (a) and in the eighth line of paragraph (d), and is further amended to insert "or the Guarantor" after "Company" in the fourth line of paragraph
(f).

SECTION 2.5 Amendment to Section 105 "Notices, etc., to Trustee and Company".

         Section 105 is amended to insert ", Guarantor" after "Trustee" in the title of the Section, and is further amended to insert "or the Guarantor" after "Company" in the first line of clause (1) and in the first line of clause (2), and is further amended to insert "or the Guarantor, as the case may be," after "Company" in the third and fourth lines of clause (2), and is further amended to replace "instrument" in the last line of clause (2) with "Second Supplemental Indenture", and is further amended to add a second paragraph as follows:

         "Any request, demand, authorization, direction, notice, consent, waiver or other action required or permitted under this Indenture shall be in the English language, and any published notice may also be in an official language of the country or province of publication."

SECTION 2.6 Amendment to Section 109 "Successors and Assigns".

         Section 109 is amended to insert "or the Guarantor" after "Company", and is further amended to delete "its" and replace it with "their respective," and is further amended to insert "so" after "whether."

SECTION 2.7 New Section 114 "Appointment of Agent for Service".

         A new Section 114 is added as follows:

         "SECTION 114.     Appointment of Agent for Service.

                  By the execution and delivery of this Second Supplemental Indenture, the Guarantor designates and appoints DaimlerChrysler North America Holding Corporation, in the Borough of Manhattan, City and State of New York, as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to the Debt Securities, the Guarantees or this Indenture which may be instituted in any Federal or New York State Court located in the Borough of Manhattan, City and State of New York, but for that purpose only, and agrees that service of process upon said DaimlerChrysler North America Holding Corporation, directed to the attention of Treasurer, and written notice of said service given by the Person serving the same to it, addressed to DaimlerChrysler North America Holding Corporation, 375 Park Avenue, Suite 3001, New York, New York 10152, shall be deemed in every respect effective service of process upon it in any such suit or proceeding in any Federal or State court in such Borough, City and State. The Guarantor hereby submits (for the purposes of any such suit or proceeding) to the jurisdiction of any such court in which any such suit or proceeding is so instituted, and irrevocably waives, to the fullest extent it may lawfully do so, any objection it may have now or hereafter to the laying of the venue of any such suit, action or proceeding in any such court and irrevocably waives, to the fullest extent it may lawfully do so, any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Such submission and waiver shall be irrevocable so long as any of the Debt Securities remain outstanding and such appointment shall be irrevocable until the appointment of a successor by the Guarantor, with the consent of the Trustee and such successor's acceptance of such appointment. Upon such acceptance, the Guarantor shall notify the Trustee, in writing, of the name and address of such successor. The Guarantor further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of said DaimlerChrysler North America Holding Corporation or its successor in full force and effect so long as any of the applicable Debt Securities shall be outstanding. The Trustee shall not be obligated and shall have no responsibility with respect to any failure by the Guarantor to take any such action above.

                  The Guarantor agrees to the fullest extent that it lawfully may do so, that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Guarantor and may be enforced in the courts of Germany (or any other courts to the jurisdiction of which the Guarantor is subject) by a suit upon such judgment, provided that service of process is effected upon the Guarantor in the manner specified in the foregoing paragraph or as otherwise permitted by law; provided, however, that the
         Guarantor does not waive, and the foregoing provisions of this sentence shall not constitute or be deemed to constitute a waiver of,
         (1) any right to appeal any such judgment, to seek any stay or otherwise to seek reconsideration or review of any such judgment, (2) any stay of execution or levy pending an appeal from, or a suit, action or proceeding for reconsideration of, any such judgment, (3) any defense to a claim for punitive damages and the like, (4) the defense of payment, or (5) any other right or remedy of the Guarantor to the extent not expressly waived in accordance with this Section 114.

                  Nothing in this Section shall affect the right of the Trustee or any Holder of any Debt Security to serve process in any manner permitted by applicable law or limit the right of the Trustee or any Holder of any Debt Security to bring proceedings against the Company and/or the Guarantor, in the courts of any other jurisdiction or jurisdictions."

SECTION 2.8  Applicability of Inclusion of References to Guarantor.

         Notwithstanding any provision hereof to the contrary, references to the Guarantor in Article Five and in Articles Eight through Fifteen of the Indenture shall only be considered to be included in the Indenture and shall only be applicable in connection with any Debt Securities issued after February 15, 1999.

                                 ARTICLE THREE

                              DEBT SECURITY FORMS

SECTION 3.1  Amendment to Section 201 "Forms Generally".

         Section 201 is amended to insert the following paragraphs after the first paragraph:

         "For Debt Securities issued after the date hereof, the Guarantee shall be endorsed on each Debt Security and such Guarantee for the Debt Securities of a particular series shall be in such form as is established pursuant to Section 202.

         Outstanding Debt Securities issued prior to the date hereof shall be Guaranteed pursuant to the terms of Article Sixteen hereof and no endorsement, authentication or other evidence of such Guarantee shall be necessary on any Outstanding Debt Security and no separate Guarantee need be executed and delivered by the Guarantor to the Holder of an Outstanding Debt Security."

SECTION 3.2  Amendment to Section 202 "Forms of Debt Securities".

         Section 202 is amended to insert "and Guarantees" after "Securities" in the title to the Section and is further amended to insert the following paragraph after the first paragraph of the Section:

         "Except for Outstanding Debt Securities issued prior to the date hereof, which shall be Guaranteed as set forth in Section 201 hereof, the Guarantee of the Guarantor shall be endorsed on each Debt Security and for each particular series of Debt Securities shall be in substantially such form or forms as shall be established by or pursuant to a Board Resolution (including, without limitation, in any Officers' Certificate of an officer authorized to act in connection with such matter or pursuant to such Board Resolution) of the Guarantor or an indenture supplemental hereto, with such appropriate insertions, omissions, substitutions and other corrections as are required or permitted by this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Guarantees. Such execution of such Guarantees shall be conclusive evidence as regards the Guarantor as to any such determination made by the Guarantor."

                                 ARTICLE FOUR

                              THE DEBT SECURITIES

SECTION 4.1  Amendment to Section 301 "Amount Unlimited; Issuable in Series".

         Section 301 is amended to insert "and related Guarantees" after "Debt Securities" in the first line of the second paragraph.

SECTION 4.2 Amendment to Section 303 "Execution, Authentication, Delivery and Dating".

         Section 303 is amended to insert "from the Company and the Guarantor" after "receive" in the seventh line of the third paragraph and is further amended to add "and the related Guarantee" after "Debt Securities" in the ninth line of the third paragraph and is further amended to add "by the Company and the Guarantor, respectively" after "approved" in the ninth line of the third paragraph, and is further amended to add "and the Guarantor" after "Company" in the first line of clause (1), in the third, fourth and fifth lines of clause
(4), in the second and third lines of clause (5), and in all three places in the fourth line of clause (5), and is further amended to insert "and the related Guarantees" after "coupons" in the second line of clause (1), the first line of clause (2), the first line of clause (3), the first line of clause (4) and the first and second lines of clause (5), after "Debt Securities" in the fourth line of clause (1), and is further amended to insert "including the Guarantee," after "Indenture" in the fifth line of clause (5), and is further amended to insert "or the Guarantee endorsed thereon" after "thereto" in the first line of the last paragraph, and is further amended to insert a new paragraph at the end of the Section as follows: "Reference is made to Section 1502 concerning the execution and delivery of the Guarantees."

SECTION 4.3  Amendment to Section 304 "Temporary Debt Securities".

         Section 304 is amended to insert "and each having endorsed thereon the Guarantee executed by the Guarantor, substantially of the tenor of the definitive Guarantee" after "without coupons," in the fifth line of the first paragraph, and is further amended to insert "and such Guarantees" after "coupons" in both places in the seventh line of the first paragraph, and is further amended to insert ", having endorsed thereon Guarantees executed by the Guarantor" after "tenor" in the ninth line of the second paragraph.

SECTION 4.4 Amendment to Section 305 "Registration; Registration of Transfer and Exchange".

         Section 305 is amended to insert "Guarantor and the" after "by the" in the last line of the first paragraph, and is further amended to insert ", each having endorsed thereon the Guarantee executed by the Guarantor" after "amount" in the last line of the second paragraph and in the third line of the fourth paragraph, and after "receive" in the last line of the fifth paragraph, and is further amended by adding ", the Guarantor shall guarantee" after "execute" in the first line of the fifth paragraph, and is further amended to insert "and the Guarantor" after "Company" in the second line in the sixth paragraph.

SECTION 4.5 Amendment to Section 306 "Mutilated, Destroyed, Lost and Stolen Debt Securities".

         Section 306 is amended to insert ", the Guarantor" after "Company" in the second, third and fifth lines of the first paragraph, and is further amended to insert ", having endorsed thereon the Guarantee executed by the Guarantor" after "principal amount" in the tenth line of the first paragraph, and is further amended to delete "in its discretion" in the second line of the second paragraph and replace it with: "and the Guarantor in their discretion," and is further amended to insert "and the Guarantee endorsed thereon" after "if any," in the first line of the fourth paragraph, and is further amended to insert "and the Guarantor, respectively" after "Company" in the third line of the fourth paragraph, and is further amended to insert "and the Guarantee endorsed thereon, if any," after "if any," in the last line of the fourth paragraph.

SECTION 4.6 Amendment to Section 307 "Payment of Interest; Interest Rights Preserved".

         Section 307 is amended to insert "or the Guarantor, as the case may be" after "Company" in the fourth line of the second paragraph and in the eighteenth line of clause (1), and is further amended to insert "or the Guarantor, as the case may be," in the first, fourth, sixth, thirteenth and fifteenth lines of clause (1) and in the first and fourth lines of clause (2).

SECTION 4.7  Amendment to Section 308 "Persons Deemed Owners".

         Section 308 is amended to insert "the Guarantor," after "Company" in the first, second, fifth and last lines of the first paragraph and the first line (both places), fourth, and last lines of the second paragraph.

SECTION 4.8  Amendment to Section 309 "Cancellation".

         Section 309 is amended to insert "or the Guarantor" after "Company" in the third and fifth lines of the first paragraph and is further amended to insert "and the Guarantor" after the first appearance of "Company" in the ninth line of the first paragraph.

SECTION 4.9  Amendment to Section 311 "Payment in Currencies".

         Section 311 is amended to insert ", the Guarantor" after "Company" in the fourth line of paragraph (e).

SECTION 4.10 Amendment to Section 313 "Judgments".

         Section 313 is amended to delete "covenants" and replace it with "and the Guarantor covenant," and is further amended to insert "or the Guarantor" after "Company" in the second appearance in the first line of the first paragraph, and is further amended to insert "and any Guarantees" after "appurtenant coupons" in the second line of the first paragraph, and is further amended to insert "or such Guarantees" after "Securities" in the sixth line and after "appurtenant coupons" in the eighth line of the first paragraph, and is further amended to insert "or the Guarantor, as the case may be," after "Company" in the sixth, fifteenth and sixteenth lines of the first paragraph.

                                 ARTICLE FIVE

                           SATISFACTION AND DISCHARGE

SECTION  5.1 Amendment to Section 401 "Satisfaction and Discharge of
Indenture".

         Section 401 is amended to insert "or the Guarantor" after "Company" in both places in the ninth line of paragraph (1)(A), in the seventh line of paragraph (1)(B), in both places in the first line of clause (2), in the first line of clause (3) and in the first line of the last sentence of the Section.

SECTION 5.2  Amendment to Section 402 "Application of Trust Money".

         Section 402 is amended to insert "or the Guarantor" after "Company" in the fourth line of the first paragraph.

                                  ARTICLE SIX

                                    REMEDIES

SECTION 6.1  Amendment to Section 501 "Events of Default".

         Section 501 is amended to insert "or the Guarantor" after "Company" in the first line of clause (4), in the first and fourth lines of clause (6), and in the first, fifth and seventh lines of clause (7), and is further amended to insert "and the Guarantor" after "Company" in the fifth line of clause (4), and is further amended to insert ", the Guarantor" after "Company" in the sixth line of clause (4), and is further amended to replace "by it" in the third, fifth and sixth lines of clause (7) with "by the Company or the Guarantor".

SECTION 6.2 Amendment to Section 502 "Acceleration of Maturity; Rescission and Annulment".

         Section 502 is amended to insert "and the Guarantor" after "Company" in the sixth line of the first paragraph, and is further amended to insert ", the Guarantor" after "Company" in the fourth line of the second paragraph, and is further amended to insert "or the Guarantor" after "Company" in the first line of clause (1).

SECTION 6.3 Amendment to Section 503 "Collection of Indebtedness and Suits for Enforcement by Trustee".

         Section 503 is amended to insert "and the Guarantor each," after "Company" in the first line of the first paragraph, and is further amended to insert "and the Guarantor" after "Company" in the seventh line of the first paragraph and in the fourth and fifth lines of the second paragraph, and is further amended to insert "or the Guarantor, as the case may be," after "Company" in the first line of the second paragraph.

SECTION 6.4  Amendment to Section 504 "Trustee May File Proofs of Claim".

         Section 504 is amended to insert ", the Guarantor" after "Company" in the third and fourth lines of the first paragraph, and is further amended to insert "or the Guarantor" after "Company" in the seventh line of the first paragraph.

SECTION 6.5  Amendment to Section 509 "Restoration of Rights and Remedies".

          Section 509 is amended to insert ", the Guarantor" after "Company" in the third line of the first paragraph.

SECTION 6.6  Amendment to Section 515 "Waiver of Stay or Extension Laws".

         Section 515 is amended to insert "and the Guarantor each" after "Company" in the first and fourth lines of the first paragraph.

                                 ARTICLE SEVEN

                                  THE TRUSTEE

SECTION 7.1  Amendment to Section 603 "Certain Rights of Trustee".

         Section 603 is amended to insert "or the Guarantor" after "Company" in the first line of clause (b), and is further amended by inserting "or a Guarantor Request or Guarantor Order" after "Order" in the second line of clause (b), and is further amended by inserting "of the Company or the Guarantor" after "Directors" in the second line of clause (b) , and it is further amended to insert "or the Guarantor or both of them" after "Company" in the sixth line of clause (f).

SECTION 7.2 Amendment to Section 604 "Not Responsible for Recitals or Issuance of Debt Securities".

         Section 604 is amended to insert "or the Guarantor, as the case may be" after "Company" in the second line of the first paragraph, and is further amended to insert "or of the Guarantees" after "coupons" in the fourth line of the first paragraph.

SECTION 7.3  Amendment to Section 605 "May Hold Debt Securities or Coupons".

         Section 605 is amended to insert "or the Guarantor" after "Company" in the first line of the first paragraph, and is further amended to insert "or the Guarantor, as the case may be," after "Company" in the third line of the first paragraph.

SECTION 7.4  Amendment to Section 606 "Money Held in Trust".

         Section 606 is amended to insert "or the Guarantor, as the case may be" after "Company" in the last line of the first paragraph.

SECTION 7.5  Amendment to Section 607 "Compensation and Reimbursement".

         Section 607 is amended to insert "and the Guarantor each, jointly and severally," after "Company" in the first line of the first paragraph, and is further amended to insert "and the Guarantor" after "Company" in the first line of the last paragraph.

SECTION 7.6  Amendment to Section 608 "Disqualification; Conflicting Interests".

         Section 608 is amended to insert "(including the Guarantor)" after "obligor" in clause (5) of paragraph (d).

SECTION 7.7 Amendment to Section 610 "Resignation and Removal; Appointment of Successor".

         Section 610 is amended to insert "and the Guarantor" after "Company" in the second line of paragraph (b), and is further amended to insert ", the Guarantor" after "Trustee" in the last line of paragraph (c), and is further amended to insert "or the Guarantor" after "Company" in the second line of paragraph (d)(1) and in the second line of paragraph (d)(2), and is further amended to insert ", the Guarantor" after "Company" in the tenth line of paragraph (e).

SECTION 7.8  Amendment to Section 611 "Acceptance of Appointment by Successor".

         Section 611 is amended to insert ", the Guarantor" after "Company" in the second and sixth lines of paragraph (a), and the second and twentieth lines of paragraph (b), and is further amended to insert "and the Guarantor" after "Company" in the first line of paragraph (c).

SECTION 7.9 Amendment to Section 613 "Preferential Collection of Claims Against Company".

         Section 613 is amended to insert "(including the Guarantor)" after "obligor" in paragraph (c)(5).

                                 ARTICLE EIGHT

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 8.1  Amendment to Title of Article.

         The title of the Article is amended to insert ", GUARANTOR" after "TRUSTEE."

SECTION 8.2 Amendment to Section 701 "Company to Furnish Trustee Names and Addresses of Holders".

         Section 701 is amended to insert "and the Guarantor" after "Company" in the title of the Section and in the first line of paragraph (a), and is further amended to insert "or the Guarantor" after "Company" in the second line of paragraph (b).

SECTION 8.3 Amendment to Section 702 "Preservation of Information; Communications to Holders".

         Section 702 is amended to insert ", the Guarantor" after "Company" in both places in the second line of paragraph (c).

SECTION 8.4  Amendment to Section 703 "Reports by Trustee".

         Section 703 is amended to insert "and the Guarantor" after "Company" in the first line of paragraph (a) (3), and is further amended to insert "and the Guarantor" after the first use of "Company" in the third line of paragraph
(d).

SECTION 8.5  Amendment to Section 704 "Reports by Company".

         Section 704 is amended to insert "and the Guarantor" after "Company" in the title of the Section and in the first line of the first paragraph, and is further amended to insert "or the Guarantor" after "Company" in the first, fourth and fifth lines of clause (1), and is further amended to insert the following after "regulations;" in the last line of clause (1):

         "provided that no such supplementary and periodic information, documents and reports need to be filed by the Company if, pursuant to the rules and regulations of the Commission, it is exempt from such filing requirements by virtue of the existence of the Guarantees;"

         and is further amended to insert "or the Guarantor, or both," after "Company" in the third line of clause (2), and is further amended to insert "or the Guarantor, as the case may be," after "Company" in the fourth line of clause (3).

                                 ARTICLE NINE

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 9.1 Amendment to Section 801 "Company May Consolidate, etc., Only on Certain Terms".

          Section 801 is amended to insert "and Guarantor" after "Company" in the title of the Section, and is further amended to add a new final paragraph as follows:

         "The Guarantor may merge with or into any corporation or sell, transfer, lease or convey all or substantially all of its assets substantially as an entirety to any corporation; provided that (a) the corporation formed by such merger or consolidation or the corporation which acquired such assets expressly assumes all of the obligations of the Guarantor hereunder (including the additional amounts, if any, as set forth in Section 1009 and Article Fifteen), and (b) immediately after giving effect to such transaction, no Event of Default with respect to such Debt Securities and no event which, after notice or lapse of time or both, would become an Event of Default with respect to such Debt Securities, shall have occurred and be continuing."

SECTION 9.2  Amendment to Section 802 "Successor Corporation Substituted".

         Section 802 is amended to insert "or the Guarantor, as the case may be," after "Company" in the second, third, fifth and sixth lines of the first paragraph.

                                  ARTICLE TEN

                            SUPPLEMENTAL INDENTURES

SECTION 10.1 Amendment to Section 901 "Supplemental Indentures Without Consent of Holders".

         Section 901 is amended to insert "and the Guarantor" after "Company in the first line of the first paragraph, and is further amended to insert "or the Guarantor," after "Company" in the first and second lines of clause (1) and the first and last lines of clause (2), and is further amended to insert "or the Guarantees" after "Debt Securities" in the second line of clause (1), and is further amended by deleting "contained" at the end of clause (1), and is further amended to insert "or related Guarantee, if any" after "coupons" in the second line of clause (2), and is further amended to insert "or related Guarantee, if any," after "coupons" in the third line of clause (2), and is further amended to insert "and related Guarantee, if any" after "Securities" in the second line of clause (3), and is further amended to insert "and related Guarantee, if any," after "Securities" in the fifth line of clause (4), the first line of clause (6), the second line of clause (7), in clause (8) and in the last line of clause (9), and is further amended to insert "(and related Guarantee)" after "Security" in the second line of clause (5).

SECTION 10.2 Amendment to Section 902 "Supplemental Indentures with Consent of Holders".

         Section 902 is amended to insert ", the Guarantor" after "Company" in the second line of the first paragraph, and is further amended to insert "and the Guarantor" after "Company" in the third line of the first paragraph, and is further amended to insert "not" after "shall" in the seventh line of the first paragraph, and is further amended to add a new clause (4) as follows:

         "(4) change in any manner adverse to the interests of the Holders of any Outstanding Debt Securities the terms and conditions of the obligations of the Guarantor in respect of the due and punctual payment of the principal thereof (and premium, if any) and interest, if any, thereon or any additional amounts or any sinking fund payments provided in respect thereof."

SECTION 10.3  Amendment to Section 903 "Execution of Supplemental Indentures".

         Section 903 is amended to insert "and the Guarantor" after "Company" in the fifth line of the first paragraph.

SECTION 10.4 Amendment to Section 906 "Reference in Debt Securities to Supplemental Indentures".

         Section 906 is amended to insert "and the Guarantor" after "Company" in the third line of the first paragraph, and is further amended to insert "of the Company and the Guarantor" after "Directors" in the fifth line of the first paragraph, and is further amended to insert ", the Guarantees may be executed by the Guarantor" after "Company" in the sixth line of the first paragraph.

                                ARTICLE ELEVEN

                                   COVENANTS

SECTION 11.1 Amendment to Section 1002 "Maintenance of Office or Agency".

         Section 1002 is amended to insert "and the Guarantor" after "Company" in the first line of the first paragraph, and is further amended to delete "hereby appoints" and replace it with "and Guarantor hereby appoint" in the twenty-second line of the first paragraph, and is further amended to insert "or the Guarantor" after "Company" in the fifth, sixth, thirteenth, fifteenth and sixteenth lines of the first paragraph, the second line of the second paragraph, and the first, fifth and sixth lines of the third paragraph.

SECTION 11.2 Amendment to Section 1003 "Money for Debt Securities Payments to Be Held in Trust".

         Section 1003 is amended to insert "or the Guarantor" after "Company" in the first line of the first paragraph and in the first, fifth and eighth lines of the last paragraph, and is further amended to insert "and the Guarantor" after "Company" in the first line of the second paragraph, and is further amended to delete "it will" from the second line of the second paragraph and replace it with: "the Company will," and is further amended to delete "shall be paid to the Company on Company Request" in the fourth line of the last paragraph and to replace it with: "shall be paid to the Company or the Guarantor, as the case may be, on a Company Request or a Guarantor Request, as the case may be," in the fourth line of the last paragraph and is further amended to insert the letter "s" at the end of "trust" in the fifth line of the last paragraph, and is further amended to insert "(or to the Guarantor pursuant to its Guarantee)" after "Company" in the sixth line of the last paragraph, and is further amended to insert "or the Guarantor, as the case may be" after "Company" in the last line of the last paragraph.

SECTION 11.3  Amendment to Section 1009 "Payment of Additional Amounts".

         Section 1009 is amended to insert "or the Guarantor, as the case may be," after "Company" in the first line of the first paragraph and in the sixth and thirteenth lines of the second paragraph, and is further amended to insert "and the Guarantor each " after "Company" in the fifteenth line of the second paragraph.

SECTION 11.4  Amendment to Section 1011 "Waiver of Certain Covenants".

         Section 1011 is amended to insert "or the Guarantor, as the case may be," after "Company" in the first line of the first paragraph, and is further amended to insert "and the Guarantor, as the case may be," after "Company" in the seventh line of the first paragraph.

                                ARTICLE TWELVE

                         REDEMPTION OF DEBT SECURITIES

SECTION 12.1 Amendment to Section 1103 "Selection by Trustee of Debt Securities to be Redeemed".

         Section 1103 is amended to insert "and the Guarantor" after "Company" in the first line of the second paragraph.

SECTION 12.2  Amendment to Section 1105 "Deposit of Redemption Price".

         Section 1105 is amended to insert "or the Guarantor" after "Company" in the first and second lines of the first paragraph.

SECTION 12.3 Amendment to Section 1106 "Debt Securities Payable on Redemption Date".

         Section 1106 is amended to insert "and the Guarantor" after "Company" in the third line of the first paragraph.

SECTION 12.4  Amendment to Section 1107 "Debt Security Redeemed in Part".

         Section 1107 is amended to insert ", each having endorsed thereon the Guarantee executed by the Guarantor" after "surrendered" in the eighth line of the first paragraph.

                               ARTICLE THIRTEEN

                                 SINKING FUNDS

SECTION 13.1 Amendment to Section 1202 "Satisfaction of Sinking Fund Payments with Debt Securities".

          Section 1202 is amended to insert "or the Guarantor" after "Company" in the first line of the first paragraph.

                               ARTICLE FOURTEEN

                                   DEFEASANCE

SECTION 14.1  Amendment to Section 1301 "Termination of Company's Obligations".

         Section 1301 is amended to delete "Company's" from the title of the Section, and is further amended to insert "or the Guarantor, as the case may be," after "Company" in the first and eighth lines of the first paragraph, and the third line of the third paragraph and is further amended to insert "and the Guarantor's" after "Company's" in the third line of the first paragraph, the second line of the third paragraph, and the second line of the last paragraph, and is further amended to insert "or Guarantor Request, as the case may be" after "Request" in the first line of the last paragraph.

SECTION 14.2  Amendment to Section 1302 "Repayment to Company".

         Section 1302 is amended to insert "or the Guarantor" after "Company" in the title of the Section, and is further amended to insert "or Guarantor Request" after "Request" in the first line of the first paragraph and the first line of the second paragraph, and is further amended to insert "or the Guarantor, as the case may be," after "Company" in the first use in the first line of the first paragraph, the first use in the first line in the second paragraph, the fourth line of the second paragraph and the last line of the second paragraph.

SECTION 14.3  Amendment to Section 1303 "Indemnity for Government Obligations".

         Section 1303 is amended to insert "or the Guarantor, as the case may be," after "Company" in the first line of the first paragraph.

                                ARTICLE FIFTEEN

                     MEETINGS OF HOLDERS OF DEBT SECURITIES

SECTION 15.1  Amendment to Section 1402 "Call, Notice and Place of Meetings".

         Section 1402 is amended to insert "or the Guarantor" after "Company" in the first line of paragraph (b), and is further amended to insert ", the Guarantor" after "Company" in the seventh line of paragraph (b).

SECTION 15.2  Amendment to Section 1403 "Persons Entitled to Vote at Meetings".

         Section 1403 is amended to insert ", any representatives of the Guarantor and its counsel" after "Trustee and its counsel" in the sixth line of the first paragraph.

SECTION 15.3 Amendment to Section 1405 "Determination of Voting Rights; conduct and Adjournment of Meetings".

         Section 1405 is amended to insert ", the Guarantor" after "Company" in the second and third lines of paragraph (b).

SECTION 15.4 Amendment to Section 1406 "Counting Votes and Recording Action of Meetings".

         Section 1406 is amended to insert ", one such copy shall be delivered to the Guarantor" after "Company" in the thirteenth line of the first paragraph.

                                ARTICLE SIXTEEN

                                   GUARANTEES

SECTION 16.1  New Article Fifteen.

                                "ARTICLE FIFTEEN

                                   GUARANTEES

         The provisions of this Article shall be applicable to all Debt Securities whether issued previous to or after the date of this Second Supplemental Indenture.

          SECTION 1501. Guarantee.

         The Guarantor hereby irrevocably and unconditionally guarantees to each Holder of any Debt Security issued under this Indenture by the Company, and to the Trustee on behalf of each such Holder, the due and punctual payment of the principal of (and premium, if any, on) and interest, if any, on each such Debt Security (including any additional amounts payable in accordance with the terms of any such Debt Security and this Indenture) and the due and punctual payment of any sinking fund payments provided for pursuant to the terms of any such Debt Security when and as the same shall become due and payable, whether at the Stated Maturity, if any, by declaration of acceleration, call for redemption, request for redemption, repayment at the option of the Holder or otherwise, in accordance with the terms of such Debt
Security and of this Indenture. In case of the failure of the Company punctually to make any such payment of principal (or premium, if any) or interest, if any, (including any additional amounts as referred to above) or sinking fund payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity, if any, by declaration of acceleration, call for redemption, request for redemption, repayment at the option of the Holder or otherwise, and as if such payment were made by the Company.

         The Guarantor will pay to the Holder of such Debt Security such additional amounts as may be necessary in order that every net payment of the principal of (and premium, if any, on) and interest, if any, on such Debt Security after deduction or other withholding for or on account of any present or future tax, assessment, duty or other governmental charge of any nature whatsoever imposed, levied or collected by or on behalf of the country in which the Guarantor is organized or any political subdivision or taxing authority thereof or therein having power to tax, will not be less than the amount provided for in such Debt Security to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts will not apply on account of any tax, assessment, duty or other governmental charge which is payable (a) otherwise than by deduction or withholding from payments of principal of (or premium, if any, on) or interest, if any, on such Debt Security; or (b) by reason of the Holder having, or having had, some personal or business connection with the country in which the Guarantor is organized and not merely by reason of the fact that payments are, or for the purposes of taxation are deemed to be, from sources in, or secured in, the country in which the Guarantor is organized; or (c) by reason of a change in law or official practice of any relevant taxing authority that becomes effective on or after the date hereof for payment of principal (or premium, if any), or interest, if any, in respect of such Debt Security; or (d) by reason of any estate, excise, inheritance, gift, sales, transfer, wealth, personal property tax or any similar assessment or governmental charge; or (e) as a result of the failure of the Holder to satisfy any statutory requirements or make a declaration of nonresidence or other similar claim for exemption to the relevant tax authority; or (f) owing to any combination of clauses (a) through (e) above.

         The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of the validity, regularity or enforceability of any such Debt Security, this Indenture or this guarantee, the absence of any action to enforce the same, any waiver or consent by the Holder of any such Debt Security or by the Trustee or the Paying Agent with respect to any provisions thereof or of this Indenture or this guarantee, the existence of any judgment against the Company, as the Company, or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Debt Security or the indebtedness evidenced thereby or with respect to any sinking fund payment required pursuant to the terms of any such Debt Security and all demands whatsoever, and covenants that this Guarantee will not be discharged except by complete performance of all of the obligations of the Guarantor contained in this Indenture and any such Debt Securities and in the Guarantees. If the Trustee or the Holder of any such Debt Security is required by any court or otherwise to return (and does so return) to the Company or the Guarantor, or any custodian, receiver, liquidator, trustee, sequestrator or other similar official acting in relation to the Company or the Guarantor, any amount paid to the Trustee or such Holder in respect of any such Debt Security, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor further agrees, to the fullest extent that it lawfully may do so, that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, the Maturity of the obligations guaranteed hereby may be accelerated as provided in Section 502 hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable bankruptcy, insolvency, reorganization or other similar law of the United States or Germany or any other applicable country or jurisdiction preventing such acceleration in respect of the obligations guaranteed hereby.

         The Guarantor shall be subrogated to all rights of the Holders of such Debt Securities of a particular series against the Company in respect of any amounts paid to such Holders by the Guarantor pursuant to the provisions of the Guarantees under this Indenture; provided however, that the Guarantor shall not be entitled to receive any payments arising out of the subrogation from the Company (i) while any Event of Default shall have occurred and be continuing with respect to any Debt Securities issued by the Company under Sections 501(l), 501(2), 501(3), 501(5), 501(6), or 501(4) (but only to the extent such
Event of Default under Section 501(4) arises out of a default by the Company under the covenants set forth in Sections 1001, 1004 or 1009),or (ii) any default (which with the passage of time would become an Event of Default) with respect to any Debt Securities issued by the Company, under Section 501(1) or 501(2) shall have occurred and be continuing.

         SECTION 1502. Execution and Delivery of Guarantees.

         Outstanding Debt Securities issued prior to the date hereof shall be guaranteed pursuant to the terms of Section 1501 hereof and no endorsement, authentication or other evidence of such Guarantee shall be necessary on any such Outstanding Debt Security and no separate Guarantee need be executed and delivered by the Guarantor to the Holder of a Debt Security Outstanding on the date hereof.

         To evidence its Guarantee provided in Section 1501 for Debt Securities issued after the date hereof, the Guarantor hereby agrees to execute the Guarantee, in a form established pursuant to Section 202, to be endorsed on each Debt Security issued hereunder by the Company and authenticated and delivered by the Paying Agent. Each such Guarantee shall be executed on behalf of the Guarantor by any two of its authorized representatives. The signature of any authorized representative on each Guarantee may be manual or facsimile.

         Any Guarantee bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Guarantor shall bind the Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Debt Securities upon which any such Guarantee is endorsed or did not hold such offices at the date of such Debt Securities.

         The delivery of any such Debt Security by the Paying Agent, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee. The Guarantor hereby agrees that its Guarantee set forth in Section 1501 shall remain in full force and effect notwithstanding any failure to endorse on each such Security a notation of such Guarantee."

         IN WITNESS WHEREOF, the parties hereby have caused this Second Supplemental Indenture to be duly executed, and their respective seals to be hereunto affixed and attested all as of the day and year first above written.

                               CHRYSLER FINANCIAL COMPANY L.L.C.

                               By:    /s/ D.M. Cantwell
                                     Name:       D.M. Cantwell
                                     Title:      Vice President and Treasurer

[Seal]

Attest:

  /s/ B.C. Babbish
Name:     B.C. Babbish
Title:    Assistant Secretary

                                 DAIMLERCHRYSLER AG,
                                 as Guarantor



                                 By:    /s/ Horst Eidermuller
                                       Name:     Horst Eidermuller
                                       Title:    Vice President

                                 By:    /s/ Siegfried Schwung
                                       Name:     Siegfried Schwung
                                       Title:    Associate General Counsel

                                 UNITED STATES TRUST COMPANY OF
                                 NEW YORK, as successor Trustee

                                 By:    /s/ Patricia Stermer
                                      Name:     Patricia Stermer
                                      Title:    Assistant Vice President

[Seal]

Attest:

  /s/ Jason G. Gregory
Name:     Jason G. Gregory
Title:    Assistant Secretary

STATE OF MICHIGAN       )
                        )  ss.:
COUNTY OF OAKLAND       )

         On this 9th day of February, 1999, before me appeared D. M. Cantwell, to me personally known, who, being by me duly sworn, did say that he is the Vice President and Treasurer of CHRYSLER FINANCIAL COMPANY L.L.C., one of the parties described in and which executed the above instrument, and that the seal affixed to such instrument is the seal of such company, and that such instrument was signed and sealed on behalf of such company by authority of its Managers, and such Vice President and Treasurer acknowledged such instrument to be the free act and deed of such company.

                                                /s/ Juanita M. Hedrick

[NOTARIAL SEAL]                                 Notary Public, Wayne County, MI
                                                My Commission Expires
                                                February 27, 2003

STATE OF NEW YORK      )
                       )  ss.:
COUNTY OF NEW YORK     )

         On this 9th day of February, 1999, before me appeared Patricia Stermer to me personally known, who, being by me duly sworn, did say that he or she is Assistant Vice President of UNITED STATES TRUST COMPANY OF NEW YORK, one of the parties described in and which executed the above instrument, and that he or she knows the corporate seal of such company, and that the seal affixed to such instrument is such company seal; and that it was so affixed pursuant to authority of the Board of Directors of such company, and that he or she signed his or her name thereto pursuant to like authority.

                                            /s/ Christine C. Collins
[NOTARIAL SEAL]                             Notary Public, State of New York
                                            No. 03-4624735
                                            Qualified Bronx County
                                            Commission Expires March 30, 2000


                                                                     Exhibit 4.3



                       CHRYSLER FINANCIAL COMPANY L.L.C.

                                       TO

                    UNITED STATES TRUST COMPANY OF NEW YORK,

                              AS SUCCESSOR TRUSTEE

                              -------------------


                          FIFTH SUPPLEMENTAL INDENTURE
                         DATED AS OF FEBRUARY 15, 1999

                            SUPPLEMENT TO INDENTURE
                         DATED AS OF FEBRUARY 15, 1988

                             SENIOR DEBT SECURITIES

                        GUARANTEE BY DAIMLERCHRYSLER AG



                                                         Table of Contents

                                                                                                               Page

                                                            ARTICLE ONE
                                      DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.1           Definitions.............................................................................2
SECTION 1.2           Effect of Headings......................................................................2
SECTION 1.3           Successors and Assigns..................................................................2
SECTION 1.4           Severability Clause.....................................................................2
SECTION 1.5           Benefits of Fifth Supplemental Indenture................................................3
SECTION 1.6           Governing Law...........................................................................3
SECTION 1.7           Effectiveness...........................................................................3
SECTION 1.8           Counterparts............................................................................3

                                                            ARTICLE TWO
                                      DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 2.1           Amendment to Section 101 "Definitions"..................................................3
SECTION 2.2           Amendment to Section 102 "Compliance Certificate and Opinions"..........................5
SECTION 2.3           Amendment to Section 103 "Form of Documents Delivered to Trustee".......................5
SECTION 2.4           Amendment to Section 104 "Acts of Holders"..............................................5
SECTION 2.5           Amendment to Section 105 "Notices, etc., to Trustee and Company"........................5
SECTION 2.6           Amendment to Section 109 "Successors and Assigns".......................................6
SECTION 2.7           New Section 114 "Appointment of Agent for Service"......................................6
SECTION 2.8           Applicability of Inclusion of References to Guarantor...................................7

                                                           ARTICLE THREE
                                                        DEBT SECURITY FORMS

SECTION 3.1           Amendment to Section 201 "Forms Generally"..............................................7
SECTION 3.2           Amendment to Section 202 "Forms of Debt Securities".....................................8

                                                           ARTICLE FOUR
                                                        THE DEBT SECURITIES

SECTION 4.1           Amendment to Section 301 "Amount Unlimited; Issuable in Series".........................8
SECTION 4.2           Amendment to Section 303 "Execution, Authentication, Delivery and Dating"...............8
SECTION 4.3           Amendment to Section 304 "Temporary Debt Securities"....................................9
SECTION 4.4           Amendment to Section 305 "Registration; Registration of Transfer and Exchange"..........9
SECTION 4.5           Amendment to Section 306 "Mutilated, Destroyed, Lost and Stolen Debt Securities"........9
SECTION 4.6           Amendment to Section 307 "Payment of Interest; Interest Rights Preserved"...............9
SECTION 4.7           Amendment to Section 308 "Persons Deemed Owners".......................................10
SECTION 4.8           Amendment to Section 309 "Cancellation"................................................10
SECTION 4.9           Amendment to Section 311 "Payment in Currencies".......................................10
SECTION 4.10          Amendment to Section 313 "Judgments"...................................................10

                                                           ARTICLE FIVE
                                                    SATISFACTION AND DISCHARGE

SECTION 5.1           Amendment to Section 401 "Satisfaction and Discharge of Indenture".....................10
SECTION 5.2           Amendment to Section 402 "Application of Trust Money"..................................10

                                                            ARTICLE SIX
                                                             REMEDIES

SECTION 6.1           Amendment to Section 501 "Events of Default"...........................................11
SECTION 6.2           Amendment to Section 502 "Acceleration of Maturity; Rescission and Annulment"..........11
SECTION 6.3           Amendment to Section 503 "Collection of Indebtedness and Suits for Enforcement by Trustee".11
SECTION 6.4           Amendment to Section 504 "Trustee May File Proofs of Claim"............................11
SECTION 6.5           Amendment to Section 509 "Restoration of Rights and Remedies"..........................11
SECTION 6.6           Amendment to Section 515 "Waiver of Stay or Extension Laws"............................11

                                                           ARTICLE SEVEN
                                                            THE TRUSTEE

SECTION 7.1           Amendment to Section 603 "Certain Rights of Trustee"...................................12
SECTION 7.2           Amendment to Section 604 "Not Responsible for Recitals or Issuance of Debt Securities".12
SECTION 7.3           Amendment to Section 605 "May Hold Debt Securities or Coupons".........................12
SECTION 7.4           Amendment to Section 606 "Money Held in Trust".........................................12
SECTION 7.5           Amendment to Section 607 "Compensation and Reimbursement"..............................12
SECTION 7.6           Amendment to Section 608 "Disqualification; Conflicting Interests".....................12
SECTION 7.7           Amendment to Section 610 "Resignation and Removal; Appointment of Successor"...........12
SECTION 7.8           Amendment to Section 611 "Acceptance of Appointment by Successor"......................13
SECTION 7.9           Amendment to Section 613 "Preferential Collection of Claims Against Company"...........13

                                                           ARTICLE EIGHT
                                         HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 8.1           Amendment to Title of Article..........................................................13
SECTION 8.2           Amendment to Section 701 "Company to Furnish Trustee Names and Addresses of Holders"...13
SECTION 8.3           Amendment to Section 702 "Preservation of Information; Communications to Holders"......13
SECTION 8.4           Amendment to Section 703 "Reports by Trustee"..........................................13
SECTION 8.5           Amendment to Section 704 "Reports by Company"..........................................13

                                                           ARTICLE NINE
                                       CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 9.1           Amendment to Section 801 "Company May Consolidate, etc., Only on Certain Terms"........14
SECTION 9.2           Amendment to Section 802 "Successor Corporation Substituted"...........................14

                                                            ARTICLE TEN
                                                      SUPPLEMENTAL INDENTURES

SECTION 10.1          Amendment to Section 901 "Supplemental Indentures Without Consent of Holders"..........15
SECTION 10.2          Amendment to Section 902 "Supplemental Indentures with Consent of Holders".............15
SECTION 10.3          Amendment to Section 903 "Execution of Supplemental Indentures"........................15
SECTION 10.4          Amendment to Section 906 "Reference in Debt Securities to Supplemental Indentures".....15

                                                          ARTICLE ELEVEN
                                                             COVENANTS

SECTION 11.1          Amendment to Section 1002 "Maintenance of Office or Agency"............................16
SECTION 11.2          Amendment to Section 1003 "Money for Debt Securities Payments to Be Held in Trust".....16
SECTION 11.3          Amendment to Section 1009 "Payment of Additional Amounts"..............................16
SECTION 11.4          Amendment to Section 1011 "Waiver of Certain Covenants"................................16

                                                          ARTICLE TWELVE
                                                   REDEMPTION OF DEBT SECURITIES

SECTION 12.1          Amendment to Section 1103 "Selection by Trustee of Debt Securities to Be Redeemed".....17
SECTION 12.2          Amendment to Section 1105 "Deposit of Redemption Price"................................17
SECTION 12.3          Amendment to Section 1106 "Debt Securities Payable on Redemption Date".................17
SECTION 12.4          Amendment to Section 1107 "Debt Security Redeemed in Part".............................17

                                                         ARTICLE THIRTEEN
                                                           SINKING FUNDS

SECTION 13.1          Amendment to Section 1202 "Satisfaction of Sinking Fund Payments with Debt Securities".17

                                                         ARTICLE FOURTEEN
                                                            DEFEASANCE

SECTION 14.1          Amendment to Section 1301 "Termination of Company's Obligations".......................17
SECTION 14.2          Amendment to Section 1302 "Repayment to Company".......................................18
SECTION 14.3          Amendment to Section 1303 "Indemnity for Government Obligations".......................18

                                                          ARTICLE FIFTEEN
                                              MEETINGS OF HOLDERS OF DEBT SECURITIES

SECTION 15.1          Amendment to Section 1402 "Call, Notice and Place of Meetings".........................18
SECTION 15.2          Amendment to Section 1403 "Persons Entitled to Vote at Meetings".......................18
SECTION 15.3          Amendment to Section 1405 "Determination of Voting Rights; Conduct and Adjournment of Meetings".     18
SECTION 15.4          Amendment to Section 1406 "Counting Votes and Recording Action of Meetings"............18

                                                          ARTICLE SIXTEEN
                                                            GUARANTEES

SECTION 16.1          New Article Sixteen....................................................................19

          FIFTH SUPPLEMENTAL INDENTURE, dated as of February 15, 1999, among, CHRYSLER FINANCIAL COMPANY L.L.C., a Michigan limited liability company (the 979721371"Company"), having its principal place of business at 27777 Franklin Road, Southfield, Michigan 48034, DAIMLERCHRYSLER AG, a German corporation in its capacity as guarantor of the securities issued by the Company (the
"Guarantor"), having its principal place of business at Epplestrasse 225, Stuttgart, Germany, and UNITED STATES TRUST COMPANY OF NEW YORK, a New York corporation, as successor trustee (the "Trustee"), having its Corporate Trust Office at 114 West 47th Street, New York, New York 10036, as Trustee under the indenture of the Company dated as of February 15, 1988, as heretofore amended and supplemented by the First Supplemental Indenture dated as of March 1, 1988, the Second Supplemental Indenture dated as of September 7, 1990, the Third Supplemental Indenture dated as of May 4, 1992, and the Fourth Supplemental Indenture dated as of October 1, 1998.

                                    RECITALS

          WHEREAS, the Indenture provides that the Company and the Trustee may, without the consent of any Holders, at any time and from time to time, enter into one or more supplemental indentures, in form satisfactory to the Trustee, for the purpose of supplementing the provisions of the Indenture with respect to matters that are not inconsistent with any provision of the Indenture, provided that such provisions shall not adversely affect the interests of the Holders of the Debt Securities in any material respect.

          WHEREAS, on November 10, 1998, Chrysler Corporation (which later changed its name to DaimlerChrysler Corporation), the direct parent of the Company, became a direct, wholly-owned subsidiary of the Guarantor.

          WHEREAS, the Company desires to obtain an exemption from the requirements of filing with the Securities and Exchange Commission an annual report and such periodic information, documents and other reports as are required by Sections 13 and 15(d) of the Securities Exchange Act of 1934 with respect to the Company during and for its current fiscal year and thereafter, and for that purpose the Company and the Guarantor are willing to supplement the provisions of the Indenture by adding thereto the Guarantee set forth in this Fifth Supplemental Indenture pursuant to Article Nine of the Indenture. Such Guarantee is for the benefit, and will not adversely affect the interests, of the Holders of Outstanding Securities.

          WHEREAS, the Company and the Guarantor have each duly authorized the execution and delivery of this Fifth Supplemental Indenture, and all things necessary have been done to make this Fifth Supplemental Indenture a valid agreement of the Company and the Guarantor, in accordance with its terms.

          NOW, THEREFORE, THIS FIFTH SUPPLEMENTAL INDENTURE WITNESSETH:

          For and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is mutually convenanted and agreed, for the equal and proportionate benefit of all Holders of the Company's Debt Securities, as follows:

                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 1.1       Definitions.

          For  all  purposes  of the  Indenture  and  this  Fifth  Supplemental
Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         1. The terms defined in this Fifth Supplemental Indenture have the meanings assigned to them in this Fifth Supplemental Indenture, and include the plural as well as the singular;

         2 The words, "herein," "hereof," and "hereunder" and other words of similar import refer to the Indenture and this Fifth Supplemental Indenture as a whole and not to any particular Article, Section, or other subdivision; and

         3. Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Indenture.

SECTION 1.2       Effect of Headings.

          The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 1.3       Successors and Assigns.

          All covenants and agreements in this Fifth Supplemental Indenture by the Company and the Guarantor shall bind their successors and assigns, whether expressed or not.

SECTION 1.4       Severability Clause.

          In case any provision in this Fifth Supplemental Indenture shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.5       Benefits of Fifth Supplemental Indenture.

          Nothing in this Fifth Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder, and the Holders, any benefit or any legal or equitable right, remedy, or claim under this Fifth Supplemental Indenture.

SECTION 1.6       Governing Law.

          THIS FIFTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS THOUGH FULLY PERFORMED THEREIN, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

SECTION 1.7       Effectiveness.

          This Fifth Supplemental Indenture shall take effect on the date hereof and shall amend the provisions of the Indenture with respect to each series of Debt Securities issued under the Indenture, including any series of Debt Securities issued under the Indenture prior to the date hereof.

SECTION 1.8       Counterparts.

          This Fifth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                                  ARTICLE TWO

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 2.1       Amendment to Section 101 "Definitions".

          Section 101 of the Indenture is hereby amended as follows:

          (a) The definition of "Board of Directors" is deleted and replaced in its entirety with the following:

""Board of Directors" means the board of directors, supervisory board, management board or board of managers or managing directors of the Company or the Guarantor, as the case may be, or any duly authorized committee of that board or any director or directors and/or officer or officers of the Company or the Guarantor to whom that board or committee shall have duly delegated its authority."

          (b) The definition of "Board Resolution" is deleted and replaced in its entirety with the following:

""Board Resolution" means a copy of a resolution certified by the Secretary, an Assistant Secretary or a managing director or other officer of the Company or the Guarantor, as the case may be, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification. Where any provision of this Indenture refers to action to be taken pursuant to a Board Resolution (including establishment thereof), such action may be taken by any committee, officer or employee of the Company or the Guarantor, as the case may be, authorized to take such action by a Board Resolution (including, without limitation, in any Officers' Certificate of officers authorized to act in connection with such matter by or pursuant to such Board Resolution)."

          (c) A new definition "Guarantee" is added as follows:

""Guarantee" means any guarantee of the Guarantor with regard to each Debt Security issued by the Company and authenticated and delivered pursuant to this Indenture and shall include the Guarantee set forth in Article Sixteen of this Fifth Supplemental Indenture and all other obligations and covenants of the Guarantor contained in this Indenture and any Debt Securities whether issued previous to or after the date of this Supplemental Indenture."

          (d) A new definition "Guarantor" is added as follows:

""Guarantor" means the Person named as the "Guarantor" in the first paragraph of this Fifth Supplemental Indenture until a successor shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor."

          (e) A new definition "Guarantor Request" and "Guarantor Order" is added as follows:

""Guarantor Request" and Guarantor Order" mean a written request or order signed in the name of the Guarantor by its Chairman of the Board, President, a Vice President, director, managing director or other authorized officer and by its Treasurer, Assistant Treasurer, its Secretary, Assistant Secretary, director, managing director or other authorized officer and delivered to the Trustee."

         (f) The definition of "Officers' Certificate" is deleted and replaced in its entirety with the following:

""Officers' Certificate" means with respect to the Company or the Guarantor a certificate of the Company or the Guarantor signed by its Chairman of the Board, Vice Chairman of the Board, President or an Executive Vice President or Vice President, director, managing director or other authorized officer, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary, director, managing director or other authorized officer of the Company or the Guarantor, as the case may be, and delivered to the Trustee."

          (g) The definition of "Opinion of Counsel" is amended to insert "or the Guarantor, as the case may be," after "Company" in the first line thereof.

          (h) The definition of "Outstanding" is amended to insert "or the Guarantor, as the case may be," after "Company" in the second line and both appearances in the third line of clause (ii) and after "Company" in the last line of clause (iii) , and is further amended to insert ",the Guarantor" after "Company" in the third, fourth, ninth and tenth lines of the remainder of the definition.

SECTION  2.2  Amendment  to  Section  102   "Compliance Certificate and
Opinions".

          Section 102 is amended to insert "or the Guarantor" after "Company" in the first line of the first paragraph and is further amended to insert "or the Guarantor, as the case may be," after "Company" in the second line of the first paragraph.

SECTION 2.3  Amendment to Section 103 "Form of Documents Delivered to Trustee".

          Section 103 is amended to insert "or the Guarantor, as the case may be," after "Company" in the first, sixth and seventh lines of the second paragraph.

SECTION 2.4 Amendment to Section 104 "Acts of Holders".

          Section 104 is amended to insert "or the Guarantor or both of them" after "Company" in the eleventh line of paragraph (a), and is further amended to insert "and the Guarantor" after "Company" in the fifteenth line of paragraph (a) and in the eighth line of paragraph (d), and is further amended to insert "or the Guarantor" after "Company" in the first line of paragraph (f) and the fourth line of paragraph (g), and is further amended to insert "or the Guarantor, as the case may be," after "Company" in the second and fourth lines of paragraph (f) and in the sixth and tenth lines of paragraph (h), and is further amended to insert "or the Guarantor's, as the case may be," after "Company's" in the fifth line of paragraph (f).

SECTION 2.5  Amendment to Section 105 "Notices, etc., to Trustee and Company" .

          Section 105 is amended to insert ", Guarantor" after "Trustee" in the title of the Section, and is further amended to insert ", the Guarantor" after "Holder" in the first line of clause (1), and is further amended to insert "or the Guarantor" after "Company" in the first line of clause (2), and is further amended to insert "or the Guarantor, as the case may be," after "Company" in the third and fourth lines of clause (2), and is further amended to replace "instrument" in the last line of clause (2) with "Fifth Supplemental Indenture", and is further amended to add a second paragraph as follows:

          "Any request, demand, authorization, direction, notice, consent, waiver or other action required or permitted under this Indenture shall be in the English language, and any published notice may also be in an official language of the country or province of publication."

SECTION 2.6 Amendment to Section 109 "Successors and Assigns".

          Section 109 is amended to insert "or the Guarantor" after "Company", and is further amended to delete "its" and replace it with "their respective," and is further amended to insert "so" after "whether".

SECTION 2.7       New Section 114 "Appointment of Agent for Service".

         A new Section 114 is added as follows:

         "SECTION 114......APPOINTMENT OF AGENT FOR SERVICE.

               By  the  execution  and  delivery  of  this  Fifth  Supplemental
          Indenture, the Guarantor designates and appoints DaimlerChrysler North America Holding Corporation, in the Borough of Manhattan, City and State of New York, as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to the Debt Securities, the Guarantees or this Indenture which may be instituted in any Federal or New York State Court located in the Borough of Manhattan, City and State of New York, but for that purpose only, and agrees that service of process upon said DaimlerChrysler North America Holding Corporation, directed to the attention of Treasurer, and written notice of said service given by the Person serving the same to it, addressed to DaimlerChrysler North America Holding Corporation, 375 Park Avenue, Suite 3001, New York, New York 10152, shall be deemed in every respect effective service of process upon it in any such suit or proceeding in any Federal or State court in such Borough, City and State. The Guarantor hereby submits (for the purposes of any such suit or proceeding) to the jurisdiction of any such court in which any such suit or proceeding is so instituted, and irrevocably waives, to the fullest extent it may lawfully do so, any objection it may have now or hereafter to the laying of the venue of any such suit, action or proceeding in any such court and irrevocably waives, to the fullest extent it may lawfully do so, any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Such submission and waiver shall be irrevocable so long as any of the Debt Securities remain outstanding and such appointment shall be irrevocable until the appointment of a successor by the Guarantor, with the consent of the Trustee and such successor's acceptance of such appointment. Upon such acceptance, the Guarantor shall notify the Trustee, in writing, of the name and address of such successor. The Guarantor further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of said DaimlerChrysler North America Holding Corporation or its successor in full force and effect so long as any of the applicable Debt Securities shall be outstanding. The Trustee shall not be obligated and shall have no responsibility with respect to any failure by the Guarantor to take any such action above.

               The Guarantor agrees to the fullest extent that it lawfully may do so, that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Guarantor and may be enforced in the courts of Germany (or any other courts to the jurisdiction of which the Guarantor is subject) by a suit upon such judgment, provided that service of process is effected upon the Guarantor in the manner specified in the foregoing paragraph or as otherwise permitted by law; provided, however, that the
          Guarantor does not waive, and the foregoing provisions of this sentence shall not constitute or be deemed to constitute a waiver of,
          (1) any right to appeal any such judgment, to seek any stay or otherwise to seek reconsideration or review of any such judgment, (2) any stay of execution or levy pending an appeal from, or a suit, action or proceeding for reconsideration of, any such judgment, (3) any defense to a claim for punitive damages and the like, (4) the defense of payment, or (5) any other right or remedy of the Guarantor to the extent not expressly waived in accordance with this Section 114.

               Nothing in this Section shall affect the right of the Trustee or any Holder of any Debt Security to serve process in any manner permitted by applicable law or limit the right of the Trustee or any Holder of any Debt Security to bring proceedings against the Company and/or the Guarantor, in the courts of any other jurisdiction or jurisdictions."

SECTION 2.8       Applicability of Inclusion of References to Guarantor.

          Notwithstanding any provision hereof to the contrary, references to the Guarantor in Article Five and in Articles Eight through Sixteen of the Indenture shall only be considered to be included in the Indenture and shall only be applicable in connection with any Debt Securities issued after February 15, 1999.

                                 ARTICLE THREE

                              DEBT SECURITY FORMS

SECTION 3.1 Amendment to Section 201 "Forms Generally".

          Section 201 is amended to insert the following paragraphs after the first paragraph:

          "For Debt Securities issued after the date hereof, the Guarantee shall be endorsed on each Debt Security and such Guarantee for the Debt
Securities of a particular series shall be in such form as is established pursuant to Section 202.

          Outstanding Debt Securities issued prior to the date hereof shall be Guaranteed pursuant to the terms of Article Sixteen hereof and no endorsement of such Guarantee shall be necessary on any Outstanding Debt Security and no Guarantee need be executed and delivered by the Guarantor to the Holder of an Outstanding Debt Security."

SECTION 3.2       Amendment to Section 202 "Forms of Debt Securities".

          Section 202 is amended to insert "and Guarantees" after "Securities" in the title to the Section and is further amended to insert the following paragraph after the first paragraph of the Section:

          "Except for Outstanding Debt Securities issued prior to the date hereof, which shall be Guaranteed as set forth in Section 201 hereof, the Guarantee of the Guarantor shall be endorsed on each Debt Security and for each particular series of Debt Securities shall be in substantially such form or forms as shall be established by or pursuant to a Board Resolution (including, without limitation, in any Officers' Certificate of an officer authorized to act in connection with such matter or pursuant to such Board Resolution) of the Guarantor or an indenture supplemental hereto, with such appropriate insertions, omissions, substitutions and other corrections as are required or permitted by this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Guarantees. Such execution of such Guarantees shall be conclusive evidence as regards the Guarantor as to any such determination made by the Guarantor."

                                 ARTICLE FOUR

                              THE DEBT SECURITIES

SECTION 4.1   Amendment to Section 301 "Amount Unlimited; Issuable in Series".

          Section 301 is amended to insert "and related Guarantees" after "Debt Securities" in the first line of the second paragraph.

SECTION 4.2 Amendment to Section 303 "Execution, Authentication, Delivery and Dating".

          Section 303 is amended to insert "from the Company and the Guarantor" after "receive" in the eighth line of paragraph (b) and is further amended to add "and the related Guarantee" after "Debt Securities" in the tenth line of paragraph (b) and is further amended to add "by the Company and the Guarantor, respectively" after "approved" in the tenth line of paragraph (b), and is further amended to add "and the Guarantor" after "Company" in the first line of clause (1), in the third, fourth and fifth lines of clause (4) and in the second, third, and fourth lines in clause (5), and is further amended to insert "and the related Guarantees" after "if any," in the second line of clause (1), the first line of clause (2), the first line of clause (3), the first line of clause (4) and the first and second lines of clause (5), after "Debt Securities" in the fourth line of clause (1), and after "thereto" in the first line of paragraph (g), and is further amended to insert "including the Guarantee," after "Indenture" in the fifth line of clause (5), and is further amended by adding ", the Guarantor shall endorse thereon the Guarantee in the form established pursuant to Section 202 hereof" after "execute" in the second line of paragraph (c), and is further amended to insert a new subsection (h) as follows: "(h) Reference is made to Section 1602 concerning the execution and delivery of the Guarantees."

SECTION 4.3   Amendment to Section 304 "Temporary Debt Securities".

          Section 304 is amended to insert "and each having endorsed thereon the Guarantee executed by the Guarantor, substantially of the tenor of the definitive Guarantee" after "without coupons," in the fifth line of the first paragraph, and is further amended to insert "and Guarantees" after "coupons" in the seventh and eighth lines of the first paragraph, and is further amended to insert "having endorsed thereon Guarantees executed by the Guarantor" after "tenor" in the tenth line of the second paragraph.

SECTION 4.4 Amendment to Section 305 "Registration; Registration of Transfer and Exchange".

          Section 305 is amended to insert "Guarantor and the" after "by the" in the last line of the first paragraph, and is further amended to insert ", each having endorsed thereon the Guarantee executed by the Guarantor" after "amount" in the last line of the second paragraph and in the third line of the fourth paragraph, and is further amended to insert "having endorsed thereon the Guarantee executed by the Guarantor," after "same series," in the fourth line of the fifth paragraph, and is further amended by adding ", the Guarantor shall guarantee" after "execute" in the first line of the sixth paragraph, and is further amended by adding ", the Guarantor will guarantee" after "execute" in the first line of the tenth paragraph, and is further amended to insert ", having endorsed thereon the Guarantee executed by the Guarantor," after "definitive form" in the ninth line of the seventh paragraph and in the fifth line of the eighth paragraph and after "same series" in the second line of clause (i) of the ninth paragraph and is further amended to insert "and the Guarantor" after "Company" in the second line of the twelfth paragraph.

SECTION 4.5 Amendment to Section 306 "Mutilated, Destroyed, Lost and Stolen Debt Securities".

          Section 306 is amended to insert ", the Guarantor" after "Company" in the second, third and fifth lines of the first paragraph, and is further amended to insert ", having endorsed thereon the Guarantee executed by the Guarantor" after "principal amount" in the tenth line of the first paragraph, and is further amended to delete "in its discretion" in the second line of the second paragraph and replace it with "and the Guarantor in their discretion," and is further amended to insert "and the Guarantee endorsed thereon" after "if any," in the first line of the fourth paragraph, and is further amended to insert "and the Guarantor, respectively" after "Company" in the third line of the fourth paragraph, and is further amended to insert "and the Guarantee endorsed thereon, if any," after "if any," in the last line of the fourth paragraph.

SECTION 4.6 Amendment to Section 307 "Payment of Interest; Interest Rights Preserved".

          Section 307 is amended to insert "or the Guarantor, as the case may be," after "Company" in the first, fourth, sixth, thirteenth and fifteenth lines of clause (1) and in the first and fourth lines of clause (2), and is further amended to insert "or the Guarantor, as the case may be" in the fourth line of the second paragraph and in the eighteenth line of clause (1).

SECTION 4.7   Amendment to Section 308 "Persons Deemed Owners".

          Section 308 is amended to insert "the Guarantor," after "Company" in the first, second, fifth and last lines of the first paragraph, the first line (both places), fourth, and last lines of the second paragraph, and in the first line of the third paragraph.

SECTION 4.8   Amendment to Section 309 "Cancellation".

          Section 309 is amended to insert "or the Guarantor" after "Company" in the third and fifth lines of the first paragraph, and is further amended to insert "and the Guarantor" after the first appearance of "Company" in the ninth line of the first paragraph.

SECTION 4.9   Amendment to Section 311 "Payment in Currencies".

          Section 311 is amended to insert ", the Guarantor" after "Company" in the fourth line of paragraph (e).

SECTION 4.10   Amendment to Section 313 "Judgments".

          Section 313 is amended to insert "or the Guarantor" after "Company" in the second line of the first paragraph, and is further amended to insert "and any Guarantees" after "appurtenant coupons" in the third line of the first paragraph, and is further amended to insert "or such Guarantees" after "Debt Securities" in the sixth line and after "appurtenant coupons" in the eighth line of the first paragraph, and is further amended to insert "or the Guarantor, as the case may be," after "Company" in the seventh, sixteenth and seventeenth lines of the first paragraph.

                                 ARTICLE FIVE

                           SATISFACTION AND DISCHARGE

SECTION 5.1  Amendment to Section 401 "Satisfaction and Discharge of Indenture".

          Section 401 is amended to insert "or the Guarantor" after "Company" in both places in the ninth line of paragraph (1)(A), in the seventh line of paragraph (1)(B), in both places in the first line of clause (2), in the first line of clause (3) and in the first line of the last sentence of the Section.

SECTION 5.2   Amendment to Section 402 "Application of Trust Money".

          Section 402 is amended to insert "or the Guarantor" after "Company" in the fourth line of the first paragraph.

                                  ARTICLE SIX

                                    REMEDIES

SECTION 6.1   Amendment to Section 501 "Events of Default".

          Section 501 is amended to insert "or the Guarantor" after "Company" in the first line of clause (4), in the first and fourth lines of clause (6), and in the first, fifth and seventh lines of clause (7), and is further amended to insert "and the Guarantor" after "Company" in the fifth line of clause (4) and the eighth line of clause (5), and is further amended to insert ", the Guarantor" after "Company" in the sixth line of clause (4), the third and ninth lines of clause (5), and is further amended to replace "by it" in the fifth and sixth lines of clause (7) with "by the Company or the Guarantor", and is further amended to insert "or the Guarantor, as the case may be," in the seventh line of clause (5).

SECTION 6.2 Amendment to Section 502 "Acceleration of Maturity; Rescission and Annulment".

          Section 502 is amended to insert "and the Guarantor" after "Company" in the sixth line of the first paragraph, and is further amended to insert ", the Guarantor" after "Company" in the fourth line of the second paragraph, and is further amended to insert "or the Guarantor" after "Company" in the first line of clause (1).

SECTION 6.3 Amendment to Section 503 "Collection of Indebtedness and Suits for Enforcement by Trustee".

          Section 503 is amended to insert "and the Guarantor each" after "Company" in the first line of the first paragraph, and is further amended to insert "and the Guarantor" after "Company" in the seventh line of the first paragraph, and is further amended to insert "or the Guarantor" after "Company" in the first, fourth and fifth lines of the second paragraph.

SECTION 6.4   Amendment to Section 504 "Trustee May File Proofs of Claim".

          Section 504 is amended to insert ", the Guarantor" after "Company" in the third and fourth lines of the first paragraph, and is further amended to insert "or the Guarantor" after "Company" in the seventh line of the first paragraph.

SECTION 6.5   Amendment to Section 509 "Restoration of Rights and Remedies".

          Section 509 is amended to insert ", the Guarantor" after "Company" in the third line of the first paragraph.

SECTION 6.6   Amendment to Section 515 "Waiver of Stay or Extension Laws".

          Section 515 is amended to insert "and the Guarantor each" after "Company" in the first and fourth lines of the first paragraph.

                                 ARTICLE SEVEN

                                  THE TRUSTEE

SECTION 7.1   Amendment to Section 603 "Certain Rights of Trustee".

          Section 603 is amended to insert "or the Guarantor" after "Company" in the first sentence of clause (b), and is further amended by inserting "or a Guarantor Request or Guarantor Order" after "Order" in the second sentence of clause (b), and is further amended by inserting "of the Company or the Guarantor" after "Directors" in the second line of clause (b) , and it is further amended to insert "or the Guarantor or both of them" after "Company" in the sixth line of clause (f).

SECTION 7.2 Amendment to Section 604 "Not Responsible for Recitals or Issuance of Debt Securities".

          Section 604 is amended to insert "or the Guarantor, as the case may be," after "Company" in the second line of the first paragraph, and is further amended to insert "or of the Guarantees" after "coupons" in the fourth line of the first paragraph.

SECTION 7.3   Amendment to Section 605 "May Hold Debt Securities or Coupons".

          Section 605 is amended to insert "or the Guarantor" after "Company" in the first line of the first paragraph, and is further amended to insert "or the Guarantor, as the case may be," after "Company" in the third line of the first paragraph.

SECTION 7.4   Amendment to Section 606 "Money Held in Trust".

          Section 606 is amended to insert "or the Guarantor, as the case may be," after "Company" in the last line of the first paragraph.

SECTION 7.5   Amendment to Section 607 "Compensation and Reimbursement".

          Section 607 is amended to insert "and the Guarantor each, jointly and severally," after "Company" in the first line of the first paragraph, and is further amended to insert "and the Guarantor" after "Company" in the first line of the last paragraph.

SECTION 7.6   Amendment to Section 608 "Disqualification; Conflicting
Interests".

          Section 608 is amended to insert "(including the Guarantor)" after "obligor" in clause (5) of paragraph (d).

SECTION 7.7 Amendment to Section 610 "Resignation and Removal; Appointment of Successor".

          Section 610 is amended to insert "and the Guarantor" after "Company" in the second line of paragraph (b), and is further amended to insert ", the Guarantor" after "Trustee" in the last line of paragraph (c), and is further amended to insert "or the Guarantor," after "Company" in the second line of paragraph (d)(1) and in the second line of paragraph (d)(2), and is further amended to insert ", the Guarantor" after "Company" in the tenth line of paragraph (e).

SECTION 7.8   Amendment to Section 611 "Acceptance of Appointment by Successor".

          Section 611 is amended to insert ", the Guarantor" after "Company" in the second and sixth lines of paragraph (a), and the second and twentieth lines of paragraph (b), and is further amended to insert "and the Guarantor" after "Company" in the first line of paragraph (c).

SECTION 7.9 Amendment to Section 613 "Preferential Collection of Claims Against Company".

          Section 613 is amended to insert "(including the Guarantor)" after "obligor" in paragraph (c)(5).

                                 ARTICLE EIGHT

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 8.1   Amendment to Title of Article.

          The title of the Article is amended to insert ", GUARANTOR" after "TRUSTEE."

SECTION 8.2 Amendment to Section 701 "Company to Furnish Trustee Names and Addresses of Holders".

          Section 701 is amended to insert "and the Guarantor" after "Company" in the title of the Section and in the first line of the first paragraph, and is further amended to insert "or the Guarantor" after "Company" in the second line of paragraph (b).

SECTION 8.3 Amendment to Section 702 "Preservation of Information; Communications to Holders".

          Section 702 is amended to insert ", the Guarantor" after "Company" in both places in the second line of paragraph (c).

SECTION 8.4   Amendment to Section 703 "Reports by Trustee".

          Section 703 is amended to insert "and the Guarantor" after "Company" in the first line of paragraph (a)(3), and is further amended to insert "and the Guarantor" after the first use of "Company" in the third line of paragraph
(d).

SECTION 8.5   Amendment to Section 704 "Reports by Company".

          Section 704 is amended to insert "and the Guarantor" after "Company" in the title of the Section and in the first line of the first paragraph, and is further amended to insert "or the Guarantor" after "Company" in the first, fourth and fifth lines of clause (1), and is further amended to insert the following after "regulations;" in the last line of clause (1):

          "provided that no such supplementary and periodic information, documents and reports need to be filed by the Company if, pursuant to the rules and regulations of the Commission, it is exempt from such filing requirements by virtue of the existence of the Guarantees;"

and is further amended to insert "or the Guarantor, or both," after "Company" in the third line of clause (2), and is further amended to insert "or the Guarantor, as the case may be," after "Company" in the fourth line of clause
(3).

                                 ARTICLE NINE

                             CONSOLIDATION, MERGER,
                         CONVEYANCE, TRANSFER OR LEASE

SECTION 9.1 Amendment to Section 801 "Company May Consolidate, etc., Only on Certain Terms".

          Section 801 is amended to insert "and Guarantor" after "Company" in the title of the Section, and is further amended to add a new final paragraph as follows:

          "The Guarantor may merge with or into any corporation or sell, transfer, lease or convey all or substantially all of its assets substantially as an entirety to any corporation; provided that (a) the corporation formed by such merger or consolidation or the corporation which acquired such assets expressly assumes all of the obligations of the Guarantor hereunder (including the additional amounts, if any, set forth in Section 1009 of the Indenture and as set forth in Article Sixteen hereof), and (b) immediately after giving effect to such transaction, no Event of Default with respect to such Debt Securities and no event which, after notice or lapse of time or both, would become an Event of Default with respect to such Debt Securities, shall have occurred and be continuing."

SECTION 9.2   Amendment to Section 802 "Successor Corporation Substituted".

         Section 802 is amended to insert "or the Guarantor, as the case may be," after "Company" in the second, third, fifth and sixth lines of the first paragraph.

                                  ARTICLE TEN

                            SUPPLEMENTAL INDENTURES

SECTION 10.1 Amendment to Section 901 "Supplemental Indentures Without Consent of Holders".

          Section 901 is amended to insert "and the Guarantor" after "Company" in the first line of the first paragraph, and is further amended to insert "or the Guarantor," after "Company" in the first and second lines of clause (1) and the first and last lines of clause (2), and is further amended to insert "or the Guarantees" after "Debt Securities" in the second line of clause (1), and is further amended to insert "contained" after "and" in the second line of clause (1), and is further amended by deleting "contained" at the end of clause
(1), and is further amended to insert "or related Guarantee, if any" after "coupons" in the second and third lines of clause (2), and is further amended to insert "and related Guarantee, if any" after "Securities" in the second line of clause (3), and is further amended to insert "and related Guarantee, if any," after "Securities" in the fifth line of clause (4), the first line of clause (6), the second line of clause (7), in clause (8) and in the last line of clause (10), and is further amended to insert "(and related Guarantee)" after "Security" in the second line of clause (5).

SECTION 10.2 Amendment to Section 902 "Supplemental Indentures with Consent of Holders".

          Section 902 is amended to insert ", the Guarantor" after "Company" in the second line of the first paragraph, and is further amended to insert "and the Guarantor" after "Company" in the third line of the first paragraph, and is further amended to insert "not" after "shall" in the seventh line of the first paragraph, and is further amended to add a new clause (4) as follows:

          "(4) change in any manner adverse to the interests of the Holders of any Outstanding Debt Securities the terms and conditions of the obligations of the Guarantor in respect of the due and punctual payment of the principal thereof (and premium, if any) and interest, if any, thereon or any additional amounts or any sinking fund payments provided in respect thereof."

SECTION 10.3   Amendment to Section 903 "Execution of Supplemental Indentures".

          Section 903 is amended to insert "and the Guarantor" after "Company" in the fifth line of the first paragraph.

SECTION 10.4 Amendment to Section 906 "Reference in Debt Securities to Supplemental Indentures".

          Section 906 is amended to insert "and the Guarantor" after "Company" in the third line of the first paragraph, and is further amended to insert "of the Company and the Guarantor" after "Directors" in the fifth line of the first paragraph, and is further amended to insert ", the Guarantees may be executed by the Guarantor" after "Company" in the sixth line of the first paragraph.

                                ARTICLE ELEVEN

                                   COVENANTS

SECTION 11.1   Amendment to Section 1002 "Maintenance of Office or Agency".

          Section 1002 is amended to insert "and the Guarantor" after "Company" in the first and twenty-third lines in the first paragraph, and is further amended to insert "or the Guarantor" after "Company" in the fifth, seventh, thirteenth, fifteenth and seventeenth lines of the first paragraph, the second line of the second paragraph, and the first, fifth and sixth lines of the third paragraph.

SECTION 11.2 Amendment to Section 1003 "Money for Debt Securities Payments to Be Held in Trust".

          Section 1003 is amended to insert "or the Guarantor" after "Company" in the first line of the first paragraph and in the first, fifth and eighth lines of the last paragraph, and is further amended to insert "and the Guarantor" after "Company" in the first line of the second paragraph, and is further amended to delete "it will" from the second line of the second paragraph and replace it with "the Company will", and is further amended to delete "shall be paid to the Company on Company Request" and to replace it with "shall be paid to the Company or the Guarantor, as the case may be, on a Company Request or a Guarantor Request, as the case may be," in the fourth line of the fifth paragraph, and is further amended to insert the letter "s" at the end of "trust" in the fifth line of the last paragraph, and is further amended to insert "(or to the Guarantor pursuant to its Guarantee)" after "Company" in the sixth line of the last paragraph, and is further amended to insert "or the Guarantor, as the case may be" after "Company" in the last line of the last paragraph.

SECTION 11.3   Amendment to Section 1009 "Payment of Additional Amounts".

          Section 1009 is amended to insert "or the Guarantor, as the case may be," after "Company" in the first line of the first paragraph and in the sixth and thirteenth lines of the second paragraph, and is further amended to insert "and the Guarantor each" after "Company" in the fifteenth line of the second paragraph.

SECTION 11.4   Amendment to Section 1011 "Waiver of Certain Covenants".

          Section 1011 is amended to insert "or the Guarantor, as the case may be," after "Company" in the first line of the first paragraph, and is further amended to insert "and the Guarantor, as the case may be," after "Company" in the seventh line of the first paragraph.

                                ARTICLE TWELVE

                         REDEMPTION OF DEBT SECURITIES

SECTION 12.1 Amendment to Section 1103 "Selection by Trustee of Debt Securities to Be Redeemed".

          Section 1103 is amended to insert "and the Guarantor" after "Company" in the first line of the second paragraph.

SECTION 12.2   Amendment to Section 1105 "Deposit of Redemption Price".

          Section 1105 is amended to insert "or the Guarantor" after "Company" in the first and second lines of the first paragraph.

SECTOPM 12.3   Amendment to Section 1106 "Debt Securities Payable on Redemption
Date".

          Section 1106 is amended to insert "and the Guarantor" after "Company" in the third line of the first paragraph.

SECTION 12.4   Amendment to Section 1107 "Debt Security Redeemed in Part".

          Section 1107 is amended to insert ", each having endorsed thereon the Guarantee executed by the Guarantor" after "surrendered" in the eighth, fifteenth and last lines of the first paragraph.

                               ARTICLE THIRTEEN

                                 SINKING FUNDS

SECTION 13.1 Amendment to Section 1202 "Satisfaction of Sinking Fund Payments with Debt Securities".

          Section 1202 is amended to insert "or the Guarantor" after "Company" in the first line of the first paragraph.

                               ARTICLE FOURTEEN

                                   DEFEASANCE

SECTION 14.1   Amendment to Section 1301 "Termination of Company's Obligations".

          Section 1301 is amended to delete "Company's" from the title of the Section, and is further amended to insert "or the Guarantor, as the case may be," after "Company" in the first and eighth lines of the first paragraph, the third line of the third paragraph and the fourth line of the fourth paragraph, and is further amended to insert "and the Guarantor's" after "Company's" in the third line of the first paragraph, the second line of the third paragraph, the second line of the fourth paragraph, and the second line of the last paragraph, and is further amended to insert "or Guarantor Request, as the case may be," after "Request" in the first line of the last paragraph.

SECTION 14.2   Amendment to Section 1302 "Repayment to Company".

          Section 1302 is amended to insert "or the Guarantor" after "Company" in the title of the Section, and is further amended to insert "or Guarantor Request" after "Request" in the first line of the first paragraph and the first line of the second paragraph, and is further amended to insert "or the Guarantor, as the case may be," after "Company" in the first use in the first line of the first paragraph, the first use in the first line in the second paragraph, the fourth line of the second paragraph and the last line of the second paragraph.

SECTION 14.3   Amendment to Section 1303 "Indemnity for Government Obligations".

          Section 1303 is amended to insert "or the Guarantor, as the case may be," after "Company" in the first line of the first paragraph.

                                ARTICLE FIFTEEN

                     MEETINGS OF HOLDERS OF DEBT SECURITIES

SECTION 15.1   Amendment to Section 1402 "Call, Notice and Place of Meetings".

          Section 1402 is amended to insert "or the Guarantor" after "Company" in the first line of paragraph (b), and is further amended to insert ", the Guarantor" after "Company" in the seventh line of paragraph (b).

SECTION 15.2   Amendment to Section 1403 "Persons Entitled to Vote at Meetings".

          Section 1403 is amended to insert ", any representatives of the Guarantor and its counsel" after "Trustee and its counsel" in the sixth line of the first paragraph.

SECTION 15.3 Amendment to Section 1405 "Determination of Voting Rights; Conduct and Adjournment of Meetings".

          Section 1405 is amended to insert ", the Guarantor" after "Company" in the second and third lines of paragraph (b).

SECTION 15.4 Amendment to Section 1406 "Counting Votes and Recording Action of Meetings".

          Section 1406 is amended to insert ", one such copy shall be delivered to the Guarantor" after "Company" in the thirteenth line of the first paragraph.

                                ARTICLE SIXTEEN

                                   GUARANTEES

SECTION 16.1      New Article Sixteen.

                                "ARTICLE SIXTEEN

                                   GUARANTEES

          The provisions of this Article shall be applicable to all Debt Securities whether issued previous to or after the date of this Fifth Supplemental Indenture.

         Section 1601 Guarantee.

          The Guarantor hereby irrevocably and unconditionally guarantees to each Holder of any Debt Security issued under this Indenture by the Company and authenticated and delivered by the Paying Agent, and to the Trustee on behalf of each such Holder, the due and punctual payment of the principal of (and premium, if any, on) and interest, if any, on each such Debt Security (including any additional amounts payable in accordance with the terms of any such Debt Security and this Indenture) and the due and punctual payment of any sinking fund payments provided for pursuant to the terms of any such Debt Security when and as the same shall become due and payable, whether at the Stated Maturity, if any, by declaration of acceleration, call for redemption, request for redemption, repayment at the option of the Holder or otherwise, in accordance with the terms of such Debt Security and of this Indenture. In case of the failure of the Company punctually to make any such payment of principal (or premium, if any) or interest, if any, (including any additional amounts as referred to above) or sinking fund payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity, if any, by declaration of acceleration, call for redemption, request for redemption, repayment at the option of the Holder or otherwise, and as if such payment were made by the Company.

          The Guarantor will pay to the Holder of such Debt Security such additional amounts as may be necessary in order that every net payment of the principal of (and premium, if any, on) and interest, if any, on such Debt Security after deduction or other withholding for or on account of any present or future tax, assessment, duty or other governmental charge of any nature whatsoever imposed, levied or collected by or on behalf of the country in which the Guarantor is organized or any political subdivision or taxing authority thereof or therein having power to tax, will not be less than the amount provided for in such Debt Security to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts will not apply on account of any tax, assessment, duty or other governmental charge which is payable (a) otherwise than by deduction or withholding from payments of principal of (or premium, if any, on) or interest, if any, on such Debt Security; or (b) by reason of the Holder having, or having had, some personal or business connection with the country in which the Guarantor is organized and not merely by reason of the fact that payments are, or for the purposes of taxation are deemed to be, from sources in, or secured in, the country in which the Guarantor is organized; or (c) by reason of a change in law or official practice of any relevant taxing authority that becomes effective on or after the date hereof for payment of principal (or premium, if any), or interest, if any, in respect of such Debt Security; or (d) by reason of any estate, excise, inheritance, gift, sales, transfer, wealth, personal property tax or any similar assessment or governmental charge; or (e) as a result of the failure of the Holder to satisfy any statutory requirements or make a declaration of nonresidence or other similar claim for exemption to the relevant tax authority; or (f) owing to any combination of clauses (a) through (e) above.

          The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of the validity, regularity or enforceability of any such Debt Security, this Indenture or this guarantee, the absence of any action to enforce the same, any waiver or consent by the Holder of any such Debt Security or by the Trustee or the Paying Agent with respect to any provisions thereof or of this Indenture or this guarantee, the existence of any judgment against the Company, as the Company, or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Debt Security or the indebtedness evidenced thereby or with respect to any sinking fund payment required pursuant to the terms of any such Debt Security and all demands whatsoever, and covenants that this Guarantee will not be discharged except by complete performance of all of the obligations of the Guarantor contained in this Indenture and any such Debt Securities and in the Guarantees. If the Trustee or the Holder of any such Debt Security is required by any court or otherwise to return (and does so return) to the Company or the Guarantor, or any custodian, receiver, liquidator, trustee, sequestrator or other similar official acting in relation to the Company or the Guarantor, any amount paid to the Trustee or such Holder in respect of any such Debt Security, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor further agrees, to the fullest extent that it lawfully may do so, that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, the Maturity of the obligations guaranteed hereby may be accelerated as provided in Section 502 hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable bankruptcy, insolvency, reorganization or other similar law of the United States or Germany or any other applicable country or jurisdiction preventing such acceleration in respect of the obligations guaranteed hereby.

          The Guarantor shall be subrogated to all rights of the Holders of such Debt Securities of a particular series against the Company in respect of any amounts paid to such Holders by the Guarantor pursuant to the provisions of the Guarantees under this Indenture; provided however, that the Guarantor shall not be entitled to receive any payments arising out of the subrogation from the Company (i) while any Event of Default shall have occurred and be continuing with respect to any Debt Securities issued by the Company under Sections 501(l), 501(2), 501(3), 501(5), 501(6), or 501(4) (but only to the extent such
Event of Default under Section 501(4) arises out of a default by the Company under the covenants set forth in Sections 1001, 1004 or 1009),or (ii) any default (which with the passage of time would become an Event of Default) with respect to any Debt Securities issued by the Company, under Section 501(1) or 501(2) shall have occurred and be continuing.

         Section 1602 Execution and Delivery of Guarantees.

          Outstanding Debt Securities issued prior to the date hereof shall be guaranteed pursuant to the terms of Section 1601 hereof and no endorsement of such Guarantee shall be necessary on any such Outstanding Debt Security and no Guarantee need be executed and delivered by the Guarantor to the Holder of a Debt Security Outstanding on the date hereof.

          To evidence its Guarantee provided in Section 1601 for Debt Securities issued after the date hereof, the Guarantor hereby agrees to execute the Guarantee, in a form established pursuant to Section 202, to be endorsed on each Debt Security issued hereunder by the Company and authenticated and delivered by the Paying Agent. Each such Guarantee shall be executed on behalf of the Guarantor by any two of its authorized representatives. The signature of any authorized representative on each Guarantee may be manual or facsimile.

          Any Guarantee bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Guarantor shall bind the Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Debt Securities upon which any such Guarantee is endorsed or did not hold such offices at the date of such Debt Securities.

          The delivery of any such Debt Security by the Paying Agent, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee. The Guarantor hereby agrees that its Guarantee set forth in Section 1601 shall remain in full force and effect notwithstanding any failure to endorse on each such Security a notation of such Guarantee."

          IN WITNESS WHEREOF, the parties hereby have caused this Fifth Supplemental Indenture to be duly executed, and their respective seals to be hereunto affixed and attested all as of the day and year first above written.

                                            CHRYSLER FINANCIAL COMPANY L.L.C.

                                            By:    /s/ D.M. Cantwell
                                                Name:    D.M. Cantwell
                                                Title:   Vice President and
                                                         Treasurer

[Seal]

Attest:

  /s/ B.C. Babbish
Name:     B.C. Babbish
Title:    Assistant Secretary

                                       DAIMLERCHRYSLER AG,
                                       as Guarantor


                                       By:    /s/ Horst Eidermuller
                                              Name:     Horst Eidermuller
                                              Title:    Vice President

                                       By:    /s/ Siegfried Schwung
                                              Name:     Siegfried Schwung
                                              Title:  Associate General Counsel

                                      UNITED STATES TRUST COMPANY OF NEW YORK, as successor Trustee


                                      By:    /s/ Patricia Stermer
                                           Name:   Patricia Stermer
                                           Title:  Assistant Vice President

[Seal]

Attest:

  /s/ Jason G. Gregory
Name:     Jason G. Gregory
Title:    Assistant Secretary

STATE OF MICHIGAN       )
                     ss.:
COUNTY OF OAKLAND       )

          On this 9th day of February, 1999, before me appeared D. M. Cantwell, to me personally known, who, being by me duly sworn, did say that he is the Vice President and Treasurer of CHRYSLER FINANCIAL COMPANY L.L.C., one of the parties described in and which executed the above instrument, and that the seal affixed to such instrument is the seal of such company, and that such instrument was signed and sealed on behalf of such company by authority of its Managers, and such Vice President and Treasurer acknowledged such instrument to be the free act and deed of such company.


                                               /s/ Juanita M. Hedrick
[NOTARIAL SEAL]                                Notary Public, Wayne County, MI
                                               My Commission Expires
                                               February 27, 2003

STATE OF NEW YORK        )
                      ss.:
COUNTY OF NEW YORK       )

          On this 9th day of February, 1999, before me appeared Patricia Stermer to me personally known, who, being by me duly sworn, did say that he or she is Assistant Vice President of UNITED STATES TRUST COMPANY OF NEW YORK, one of the parties described in and which executed the above instrument, and that he or she knows the corporate seal of such company, and that the seal affixed to such instrument is such company seal; and that it was so affixed pursuant to authority of the Board of Directors of such company, and that he or she signed his or her name thereto pursuant to like authority.

                                              /s/ Christine C. Collins
[NOTARIAL SEAL]                               Notary Public, State of New York
                                              No. 03-4624735
                                              Qualified Bronx County
                                              Commission Expires March 30, 2000